Exhibit 4.2

Execution Version

VROOM, INC.

EIGHTH AMENDED AND RESTATED INVESTORS’

RIGHTS AGREEMENT

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6.	MISCELLANEOUS	28

6.1	SUCCESSORS AND ASSIGNS	28
6.2	GOVERNING LAW; JURISDICTION	28
6.3	COUNTERPARTS	28
6.4	TITLES AND SUBTITLES	28
6.5	NOTICES	28
6.6	AMENDMENTS AND WAIVERS	29
6.7	SEVERABILITY	30
6.8	AGGREGATION OF STOCK	30
6.9	ENTIRE AGREEMENT; RESTATEMENT OF EXISTING IRA	30
6.10	DELAYS OR OMISSIONS	30
6.11	ACKNOWLEDGMENT	30
6.12	WAIVER OF JURY TRIAL:	31
6.13	ADDITIONAL PARTIES	31
6.14	SPECIFIC PERFORMANCE	31

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EIGHTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

THIS EIGHTH AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT is made as of the 21st day of November, 2019, by and among VROOM, INC., a Delaware corporation (the “Company”), each of the investors listed on Schedule A hereto, each of which is referred to in this Agreement as an “Investor”, and each of the stockholders listed on Schedule B hereto, each of whom is referred to herein as a “Key Holder”.

RECITALS

WHEREAS, the Company, certain of the Investors and certain additional investors, as set forth in Schedule A hereto (the “Series H Investors”), are parties to the Series H Preferred Stock Purchase Agreement of even date herewith (the “Purchase Agreement”), pursuant to which the Series H Investors have agreed to purchase shares of Series H Preferred Stock;

WHEREAS, to further induce the Series H Investors to invest funds in the Company pursuant to the Purchase Agreement, the Investors, the Key Holders and the Company hereby agree that this Agreement shall govern the rights of the Investors to cause the Company to register shares of Common Stock issued or issuable to them and certain other matters as set forth herein;

WHEREAS, a Seventh Amended and Restated Investors’ Rights Agreement, dated as of October 19, 2018, was entered into by and among (i) the persons specified on Schedule A hereto as holders of Series A Preferred Stock, holders of Series B Preferred Stock, holders of Series C Preferred Stock, holders of Series D Preferred Stock, holders of Series E Preferred Stock, holders of Series F Preferred Stock and holders of Series G Preferred Stock, (ii) the Key Holders specified on Schedule B hereto and (iii) the Company (as amended, the “Original IRA”); and

WHEREAS, pursuant to Section 6.6 of the Original IRA, the Original IRA may be amended and the observance of any term hereof may be waived (either prospectively or retroactively and either generally or in a particular instance) only with the written consent of the Company and holders of at least a majority of the Preferred Stock (as defined herein) then outstanding, which majority shall include the holders of at least two-thirds of the outstanding shares of Series C Preferred Stock and of at least sixty percent (60%) of the outstanding shares of Series D Preferred Stock.

NOW, THEREFORE, THE PARTIES HEREBY AGREE TO AMEND AND RESTATE THE ORIGINAL IRA TO READ IN ITS ENTIRETY AS FOLLOWS:

1. Registration Rights. The Company covenants and agrees as follows:

1.1 Definitions. For purposes of this Agreement:

(a) “Affiliate” means, with respect to any specified Person, any other Person who, directly or indirectly, controls, is controlled by, or is under common control with such Person, including without limitation any general partner, managing member, officer or director of such Person or any venture capital or other investment fund now or hereafter existing that is controlled by one or more general partners or managing members of, or shares the same management company or investment advisor with, such Person. For purposes of this Agreement, so long as CPS Managers Master Fund L.P. and CPS Holdings (US) L.P. hold any Capital Stock, each of CPS Managers Master Fund L.P. and CPS Holdings (US) L.P. shall be deemed to be an Affiliate of General Catalyst Group VII, L.P.

(b) “AutoNation” means AutoNation, Inc. and its wholly-owned subsidiaries, including the AutoNation Investor.

(c) “AutoNation Investor” means Auto Holdings, LLC.

(d) “Capital Stock” means (a) shares of Common Stock and Preferred Stock (in each case whether now outstanding or hereafter issued in any context), (b) shares of Common Stock issued or issuable upon conversion of Preferred Stock and (c) shares of Common Stock issued or issuable upon exercise or conversion, as applicable, of stock options, warrants or other convertible securities of the Company, in each case now owned or subsequently acquired by any Key Holder, any Investor, or their respective successors or permitted transferees or assigns. For purposes of the number of shares of Capital Stock held by an Investor or Key Holder (or any other calculation based thereon), all shares of Preferred Stock shall be deemed to have been converted into Common Stock at the then applicable conversion ratio.

(e) “Cascade Investor” means Cascade Investment, L.L.C.

(f) “Charter” means the Company’s Amended and Restated Certificate of Incorporation, as in effect from time to time.

(g) “Common Stock” means shares of the Company’s common stock, par value $0.001 per share.

(h) “Competitor” means a Person engaged, directly or indirectly (including through any partnership, limited liability company, corporation, joint venture or similar arrangement (whether now existing or formed hereafter)), in the sale of previously owned cars, but shall not include (i) any financial investment firm or collective investment vehicle that, together with its Affiliates, holds less than 20% of the outstanding equity of any Competitor and does not, nor do any of its Affiliates, have a right to designate any members of the Board of Directors of any Competitor, (ii) AutoNation, (iii) the T. Rowe Price Investors or (iv) the Durable Capital Investor.

(i) “Damages” means any loss, damage, claim or liability (joint or several) to which a party hereto may become subject under the Securities Act, the Exchange Act, or other federal or state law, insofar as such loss, damage, claim or liability (or any action in respect thereof) arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in any registration statement of the Company, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto; (ii) an omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading; or (iii) any violation or alleged violation by the indemnifying party (or any of its agents or Affiliates) of the Securities Act, the Exchange Act, any state securities law, or any rule or regulation promulgated under the Securities Act, the Exchange Act, or any state securities law.

(j) “Derivative Securities” means any securities or rights convertible into, or exercisable or exchangeable for (in each case, directly or indirectly), Common Stock, including options and warrants.

(k) “Durable Capital Investor” means Durable Capital Master Fund LP.

(l) “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

(m) “FOIA Party” means a Person that, in the reasonable determination of the Board of Directors, may be subject to, and thereby required to disclose non-public information furnished by or relating to the Company under, the Freedom of Information Act, 5 U.S.C. 552 (“FOIA”), any state public records access law, any state or other jurisdiction’s laws similar in intent or effect to FOIA, or any other similar statutory or regulatory requirement.

(n) “Form S 3” means such form under the Securities Act as in effect on the date hereof or any registration form under the Securities Act subsequently adopted by the SEC that permits incorporation of substantial information by reference to other documents filed by the Company with the SEC.

(o) “GAAP” means generally accepted accounting principles in the United States.

(p) “Holder” means any person owning or having the right to acquire Registrable Securities or any assignee thereof in accordance with Section 1.11 hereof.

(q) “Immediate Family Member” means a child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, of a natural person referred to herein.

(r) “Initial Offering” means the Company’s first firm commitment underwritten public offering of its Common Stock registered under the Securities Act.

(s) “New Securities” means, collectively, equity securities of the Company, whether or not currently authorized, as well as rights, options, or warrants to purchase such equity securities, or securities of any type whatsoever that are, or may become, convertible or exchangeable into or exercisable for such equity securities.

(t) “Person” means any individual, corporation, partnership, trust, limited liability company, association or other entity.

(u) “Preferred Stock” means collectively, shares of the Company’s Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series E Preferred Stock, Series F Preferred Stock, Series G Preferred Stock and Series H Preferred Stock.

(v) “Registrable Securities” means (i) the Common Stock issuable or issued upon conversion of the Preferred Stock of the Company (“Preferred Registrable Securities”), (ii) any Common Stock held by the Investors (other than any such Common Stock issued upon conversion of Preferred Stock of the Company), (iii) other than with respect to Subsection 1.2, the Common Stock issued to or beneficially owned, within the meaning of Section 13(d) of the Exchange Act, by any Key Holder (other than any such Common Stock issued upon conversion of Preferred Stock of the Company (“Key Holder Registrable Securities”) and (iv) any Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security that is issued as) a dividend or other distribution with respect to, or in exchange for, or in replacement of, the shares referenced in (i), (ii) or (iii) above, excluding in all cases, however, any Registrable Securities sold in a transaction in which rights under this Section 1 are not assigned pursuant to Subsection 6.1 and excluding for purposes of Section 1 any shares for which registration rights have terminated pursuant to Subsection 1.14 of this Agreement. The number of shares of “Registrable Securities” outstanding shall be determined by the number of shares of Common Stock outstanding and/or issuable pursuant to then exercisable or convertible securities that are Registrable Securities. The term “register,” “registered,” and “registration” refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act, and the declaration or ordering of effectiveness of such registration statement or document.

(w) “Restricted Securities” means the securities of the Company required to bear the legend set forth in Subsection (b)2.2 hereof.

(x) “Required Vote” means the affirmative vote of each of (A) the holders of at least two-thirds of the outstanding shares of Series C Preferred Stock, voting as a single class, and (B) the holders of at least sixty percent (60.0%) of the outstanding shares of Series D Preferred Stock, voting as a single class.

(y) “SEC” means the Securities and Exchange Commission.

(z) “SEC Rule 144” means Rule 144 promulgated by the SEC under the Securities Act.

(aa) “SEC Rule 145” means Rule 145 promulgated by the SEC under the Securities Act.

(bb) “Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

(cc) “Selling Expenses” means all underwriting discounts, selling commissions, and stock transfer taxes applicable to the sale of Registrable Securities, and fees and disbursements of counsel for any Holder, except for the fees and disbursements of the Selling Holder Counsel borne and paid by the Company as provided in Subsection 1.7.

(dd) “Series A Preferred Stock” means shares of the Company’s Series A Preferred Stock, par value $0.001 per share.

(ee) “Series B Director” means any director of the Company that the holders of record of the Series B Preferred Stock are entitled to elect pursuant to the Charter.

(ff) “Series B Preferred Stock” means shares of the Company’s Series B Preferred Stock, par value $0.001 per share.

(gg) “Series C Director” means any director of the Company that the holders of record of the Series C Preferred Stock are entitled to elect pursuant to the Charter.

(hh) “Series C Preferred Stock” means shares of the Company’s Series C Preferred Stock, par value $0.001 per share.

(ii) “Series D Preferred Stock” means shares of the Company’s Series D Preferred Stock, par value $0.001 per share.

(jj) “Series E Preferred Stock” means shares of the Company’s Series E Preferred Stock, par value $0.001 per share.

(kk) “Series F Preferred Stock” means shares of the Company’s Series F Preferred Stock, par value $0.001 per share.

(ll) “Series G Preferred Stock” means shares of the Company’s Series G Preferred Stock, par value $0.001 per share.

(mm) “Series H Preferred Stock” means shares of the Company’s Series H Preferred Stock, par value $0.001 per share.

(nn) “Significant Investor” means any Investor that, individually or together with such Investor’s Affiliates, holds at least 2,000,000 shares of Capital Stock (as adjusted for any stock split, stock dividend, combination, or other recapitalization or reclassification effected after the date hereof).

(oo) “Stockholder” means any holder of Capital Stock who is a party to this Agreement.

(pp) “T. Rowe Price” means T. Rowe Price Associates, Inc. and any successor or affiliated registered investment advisor to the T. Rowe Price Investors.

(qq) “T. Rowe Price Investors” means the Investors that are advisory or sub-advisory clients of T. Rowe Price with respect to holding shares of the Company. For the sake of clarity, as of the date hereof, the T. Rowe Price Investors are designated as such on Schedule A attached hereto.

(rr) “Voting Agreement” means the Company’s Eighth Amended and Restated Voting Agreement, dated as of the date hereof, as the same may be amended, restated, supplemented or otherwise modified from time to time.

1.2 Request for Registration.

(a) Subject to the conditions of this Section 1.2, if the Company shall receive at any time during the period of five (5) years from the effective date of the Initial Offering, a written request from the Holders holding at least twenty percent (20%) of the Preferred Registrable Securities then outstanding (the “Initiating Holders”) that the Company file a registration statement under the Act covering the registration of Preferred Registrable Securities with an anticipated aggregate offering price of at least $5,000,000, then the Company shall, within twenty (20) days of the receipt thereof, give written notice of such request to all Holders, and subject to the limitations of this Section 1.2, use its reasonable best efforts to effect, as soon as practicable, the registration under the Act of all Preferred Registrable Securities that the Holders request to be registered in a written request received by the Company within twenty (20) days of the mailing of the Company’s notice pursuant to this Section 1.2(a).

(b) If the Initiating Holders intend to distribute the Preferred Registrable Securities covered by their request by means of an underwritten public offering, they shall so advise the Company as a part of their request made pursuant to this Section 1.2 and the Company shall include such information in the written notice required pursuant to Section 1.2(a). In such event, the right of any Holder to include its Preferred Registrable Securities in such registration shall be conditioned upon such Holder’s participation in such underwritten public offering and the inclusion of such Holder’s Preferred Registrable Securities in the underwritten public offering (unless otherwise mutually agreed by a majority in interest of the Initiating Holders and such Holder) to the extent provided herein. All Holders proposing to distribute their securities through such underwritten offering shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by a majority in interest of the Initiating Holders (which underwriter or underwriters shall be reasonably acceptable to the Company). Notwithstanding any other provision of this Section 1.2, if the underwriter advises the Company that marketing factors require a limitation of the number of securities underwritten (including Preferred Registrable Securities), then the Company shall so advise all Holders of Preferred Registrable Securities that would otherwise be underwritten pursuant hereto, and the number of shares that may be included in the underwritten public offering shall be first allocated to the holders of Series H Preferred Stock, Series G Preferred Stock, Series F Preferred Stock, Series E Preferred Stock, Series D Preferred Stock, Series C Preferred Stock and Series B Preferred Stock that would otherwise be underwritten pursuant hereto on a pro rata basis based on the number of shares of Series H Preferred Stock, Series G Preferred Stock, Series F Preferred Stock, Series E Preferred Stock, Series D Preferred Stock, Series C Preferred Stock and Series B Preferred Stock held by all such Holders, calculated on an as-converted basis (including the Initiating Holders); any remaining number of shares that may be included in the underwritten public offering shall be allocated to the other Holders on a pro rata basis based on the number of Preferred Registrable Securities held by all such Holders (including the Initiating Holders). Any Preferred Registrable Securities excluded or withdrawn from such underwritten public offering shall be withdrawn from the registration.

(c) The Company shall not be required to effect a registration pursuant to this Section 1.2:

(i) in any jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, unless the Company is already subject to service in such jurisdiction, and except as may be required under the Securities Act; or

(ii) with respect to registration pursuant to Sections 1.2(a)-(b), after the Company has effected two (2) registrations pursuant to Sections 1.2(a)-(b) and such registrations have been declared or ordered effective; or

(iii) if the Initiating Holders, together with the Holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Preferred Registrable Securities and such other securities (if any) at an aggregate price to the public (net of any underwriters’ discounts or commissions) of less than $5,000,000; or

(iv) during the period beginning sixty (60) days prior to the Company’s good faith estimate of the date of the filing of the registration statement relating to the Initial Offering and ending (A) one hundred eighty (180) days following the effective date of such registration statement; or (B) ninety (90) days following the effective date of each other Company initiated registration subject to Section 1.3 below, provided that the Company is actively using reasonable efforts to cause such registration statement to become effective; or

(v) if the Company shall furnish to Holders requesting a registration statement pursuant to this Section 1.2 a certificate signed by the Company’s Chief Executive Officer or Chairman of the Company’s Board of Directors (the “Board”), stating that in the good faith judgment of the Board, it would be seriously detrimental to the Company for such registration statement to be effected at such time, in which event the Company shall have the right to defer such filing for a period of not more than ninety (90) days after receipt of the request of the Initiating Holders, provided that such right to delay a request shall be exercised by the Company not more than once in any twelve (12) month period.

1.3 Company Registration.

(a) If (but without any obligation to do so) the Company proposes to register (including for this purpose a registration effected by the Company for stockholders other than the Holders) any of its stock or other securities under the Securities Act in connection with the public offering of such securities (other than (i) a registration relating solely to the sale of securities to participants in a Company stock plan, (ii) a registration relating to a corporate reorganization or other transaction listed in SEC Rule 145; and (iii) a registration on any form that does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities), the Company shall, at such time, promptly give each Holder written notice of such registration. Upon the written request of each Holder given within twenty (20) days after delivery of such notice by the Company in accordance with Section 6.5, the Company shall, subject to the provisions of Section 1.3(c), use all reasonable efforts to cause to be registered all of the Registrable Securities that each such Holder has requested to be included in such registration.

(b) Right to Terminate Registration. The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 1.3 prior to the effectiveness of such registration, regardless of whether or not any Holder has elected to include securities in such registration. The expenses of such withdrawn registration shall be borne by the Company in accordance with Section 1.7 hereof.

(c) Underwriting Requirements. In connection with any underwritten public offering of shares of the Company’s capital stock pursuant to Section 1.3, the Company shall not be required under this Section 1.3 to include any of the Holders’ securities in such offering unless such Holder accepts the terms of the underwriting, as agreed upon between the Company and the underwriters selected by the Company and enters into an underwriting agreement in customary form with the underwriter or underwriters selected by the Company, and then only in such quantity as the underwriters determine in their sole discretion will not jeopardize the success of the offering by the Company. If the total amount of securities, including Registrable Securities, requested by Stockholders to be included in such offering exceeds the amount of securities sold other than by the Company that the underwriters determine in their sole discretion is compatible with the success of the offering, then the Company shall be required to include in the offering only that number of such securities, including Registrable Securities, that the underwriters determine in their sole discretion will not jeopardize the success of the offering. In no event shall any Registrable Securities be excluded from such offering unless all other stockholders’ securities have been first excluded. In the event that the underwriters determine that less than all the Registrable Securities requested to be registered can be included in such offering, then the Registrable Securities that are included in such offering shall be apportioned first pro rata among the selling holders of Series H Preferred Stock, Series G Preferred Stock, Series F Preferred Stock, Series E Preferred Stock, Series D Preferred Stock, Series C Preferred Stock and Series B Preferred Stock, second pro rata among the selling holders of Series A Preferred Stock, third pro rata among the selling Key Holders on the basis of their relative ownership of Key Holder Registrable Securities and thereafter any remaining Registrable Securities that are included in such offering (if any) shall be apportioned pro rata among the selling Holders or in such other proportions as shall mutually be agreed to by such selling Holders. Notwithstanding the foregoing, in no event shall the amount of securities of the selling Holders included in the offering be reduced below thirty percent (30%) of the total amount of securities included in such offering, unless such offering is the Initial Offering, in which case the selling Holders may be excluded if the underwriters make the determination described above and no other stockholder’s securities are included in such offering. For purposes of the preceding sentence concerning apportionment, for any selling stockholder that is a Holder of Registrable Securities and that is a venture capital, private equity or other investment fund, partnership, limited liability company or corporation, the affiliated venture capital, private equity or other investment funds, partners, members, retired partners, retired members and stockholders of such Holder, or the estates and family members of any such partners, members and retired partners, retired members and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single “selling Holder,” and any pro rata reduction with respect to such “selling Holder” shall be based upon the aggregate amount of Registrable Securities owned by all such related entities and individuals. For this purpose, the T. Rowe Price Investors shall be deemed to be a single “selling Holder,” and any pro rata reduction with respect to such “selling Holder” shall be based upon the aggregate amount of Registrable Securities owned by all entities and individuals included in such “selling Holder,” as defined in this sentence.

1.4 Form S 3 Registration. In case the Company shall receive from Holders holding at least ten percent (10%) of the Registrable Securities then outstanding (the “S-3 Initiating Holders”) a written request or requests that the Company effect a registration on Form S 3 and any related qualification or compliance with respect to all or a part of the Registrable Securities owned by such Holder or Holders, the Company shall:

(a) within twenty (20) days after receipt of any such request, give written notice of the proposed registration, and any related qualification or compliance, to all other Holders; and

(b) use its reasonable best efforts to effect, as soon as practicable, such registration and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such S-3 Initiating Holders’ Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other Holders joining in such request as are specified in a written request given within fifteen (15) days after receipt of such written notice from the Company; provided, however, that the Company shall not be obligated to effect any such registration, qualification or compliance, pursuant to this Section 1.4:

(i) if Form S-3 is not available for such offering by the Holders;

(ii) if the S-3 Initiating Holders, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) at an aggregate price to the public (net of any underwriters’ discounts or commissions) of less than $1,000,000;

(iii) if the Company shall furnish to the S-3 Initiating Holders a certificate signed by the Chief Executive Officer or Chairman of the Board stating that in the good faith judgment of the Board, it would be seriously detrimental to the Company for such Form S 3 Registration to be effected at such time, in which event the Company shall have the right to defer the filing of the Form S 3 registration statement for a period of not more than ninety (90) days after receipt of the request of the S-3 Initiating Holder or Holders under this Section 1.4; provided, however, that the Company shall not utilize this right more than once in any twelve (12) month period;

(iv) if the Company has, within the twelve (12) month period preceding the date of such request, already effected two (2) registrations on Form S 3 for the Holders pursuant to this Section 1.4; or

(v) in any particular jurisdiction in which the Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance.

(c) Subject to the foregoing, the Company shall file a registration statement covering the Registrable Securities and other securities so requested to be registered as soon as practicable after receipt of the request or requests of the Holders. Registrations effected pursuant to this Section 1.4 shall not be counted as requests for registration effected pursuant to Section 1.2 unless the S-3 Initiating Holders intend to distribute the Registrable Securities covered by their request by means of an underwritten public offering.

1.5 Obligations of the Company. Whenever required under this Section 1 to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

(a) prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its reasonable best efforts to cause such registration statement to become effective, and, upon the request of the Holders holding at least a majority of the Registrable Securities registered thereunder, keep such registration statement effective (i) for a period of up to one hundred and twenty (120) days, (ii) in the event of a Form S-3 registration, for a period of up to two hundred and seventy (270) days or, (iii) in either case, if earlier, until the distribution contemplated in the Registration Statement has been completed, provided, however, that the Company may suspend sales at any time under the registration statement immediately upon notice to the selling Holders or their assigns if there then exists material, non-public information relating to the Company which, in the reasonable good faith opinion of the Board would be seriously detrimental to the Company to disclose during that time;

(b) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement;

(c) furnish to the Holders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them;

(d) use its reasonable best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions, unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act;

(e) in the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the underwriter(s) of such offering;

(f) notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act or the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

(g) cause all such Registrable Securities registered pursuant hereunder to be listed on each securities exchange on which similar securities issued by the Company are then listed;

(h) provide a transfer agent and registrar for all Registrable Securities registered pursuant hereunder and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration;

(i) promptly make available for inspection by the selling Holders, any managing underwriter(s) participating in any disposition pursuant to such registration statement, and any attorney or accountant or other agent retained by any such underwriter or selected by the selling Holders, all financial and other records, pertinent corporate documents, and properties of the Company, and cause the Company’s officers, directors, employees, and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant, or agent, in each case, as necessary or advisable to verify the accuracy of the information in such registration statement and to conduct appropriate due diligence in connection therewith;

(j) After such registration statement becomes effective, notify each selling Holder of any request by the SEC that the Company amend or supplement such registration statement or prospectus;

(k) cause senior representatives of the Company to participate in any “road show” or “road shows” reasonably requested by any underwriter of an underwritten or “best efforts” offering of Registrable Securities; and

(l) furnish, at the request of any Holder requesting registration of Registrable Securities pursuant to this Agreement, (i) on the date that such Registrable Securities are delivered to the underwriters for sale in connection with a registration pursuant to this Agreement, if such securities are being sold through underwriters, or (ii) if such securities are not being sold through underwriters, on the date that the registration statement with respect to such securities becomes effective, (i) an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities and (ii) a letter dated such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities.

In addition, the Company shall ensure that, at all times after any registration statement covering a public offering of securities of the Company under the Securities Act shall have become effective, its insider trading policy shall provide that the Company’s directors may implement a trading program under Rule 10b5-1 of the Exchange Act.

1.6 Information from Holder. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 1 with respect to the Registrable Securities of any selling Holder that such Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be reasonably required to effect the registration of such Holder’s Registrable Securities.

1.7 Expenses of Registration. All expenses (other than Selling Expenses) incurred in connection with registrations, filings or qualifications pursuant to Sections 1.2, 1.3 and 1.4, including (without limitation) all registration, filing and qualification fees, printers’ and accounting fees, fees and disbursements of counsel for the Company and the reasonable fees and disbursements of one counsel for all selling Holders shall be borne and paid by the Company. Notwithstanding the foregoing, the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to Section 1.2 or Section 1.4 if the registration request is subsequently withdrawn at the request of the Initiating Holders or the S-3 Initiating Holders, as applicable, holding a majority of the Registrable Securities to be registered (in which case all participating Holders shall bear such expenses pro rata based upon the number of Registrable Securities that were to be requested in the withdrawn registration), provided, however, that in the case of a registration requested under Section 1.2(a), if the Holders holding a majority of the Preferred Registrable Securities agree to forfeit their right to one demand registration pursuant to Section 1.2(a), the Company shall be required to pay any such expenses; provided, however, that if at the time of such withdrawal, the Holders have learned of a material adverse change in the condition, business, or prospects of the Company from that known to the Holders at the time of their request and have withdrawn the request with reasonable promptness following disclosure by the Company of such material adverse change, then the Holders shall not be required to pay any expenses and shall retain their rights pursuant to Section 1.2 or 1.4. All Selling Expenses relating to Registrable Securities registered pursuant to this Section 1 shall be borne and paid by the Holders pro rata on the basis of the number of Registrable Securities registered on their behalf.

1.8 Delay of Registration. No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 1.

1.9 Indemnification. In the event that any Registrable Securities are included in a registration statement under this Section 1:

(a) To the extent permitted by law, the Company will indemnify and hold harmless each selling Holder, the partners, members or officers, directors and stockholders of each Holder, legal counsel, accountants and investment advisors for each selling Holder, any underwriter (as defined in the Securities Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Exchange Act (a “Holder Indemnitee”), against any Damages; and the Company will reimburse each such Holder Indemnitee promptly upon demand for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this Subsection l.9(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable for any Damages in any such case to a Holder Indemnitee to the extent that it arises out of or is based upon a violation that occurs in reliance upon and in conformity with written information furnished by or on behalf of any such Holder, underwriter, controlling Person, or other aforementioned Persons expressly for use in connection with such registration statement by such Holder Indemnitee; provided further, however, that the foregoing indemnity agreement with respect to any preliminary prospectus shall not inure to the benefit of any Holder Indemnitee, from whom the person asserting any such losses, claims, damages or liabilities purchased shares in the offering, if a copy of the prospectus (as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of such Holder Indemnitee, if required by law so to have been delivered, at or prior to the written confirmation of the sale of the shares to such person, and if the prospectus (as so amended or supplemented) would have cured the defect giving rise to such loss, claim, damage or liability.

(b) To the extent permitted by law, each selling Holder will severally, and not jointly, indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, each person, if any, who controls the Company within the meaning of the Securities Act, legal counsel and accountants for the Company, any underwriter, any other Holder selling securities in such registration statement and any controlling person of any such underwriter or other Holder, against any Damages to the extent that such Damages arise out of or are based upon any violation, in each case to the extent (and only to the extent) that such violation occurs in reliance upon and in conformity with written information furnished by or on behalf of such Holder expressly for use in connection with such registration statement; and each such Holder will reimburse any person intended to be indemnified pursuant to this Subsection l.9(b), for any legal or other expenses reasonably incurred by such person in connection with investigating or defending any claim or proceeding from which Damages may result, as such expenses are incurred; provided, however, that the indemnity agreement contained in this Subsection l.9(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder (which consent shall not be unreasonably withheld), provided that in no event shall any indemnity under this Subsection l.9(b), when combined with any amounts paid pursuant to Subsection 1.9(d) below, exceed the gross proceeds from the offering (less underwriter’s commissions and discounts) received by such Holder.

(c) Promptly after receipt by an indemnified party under this Section 1.9 of notice of the commencement of any action (including any governmental action) involving the subject matter of the foregoing indemnity provisions, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 1.9, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties that may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the reasonable fees and expenses thereof to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the indemnified party under this Section 1.9 except to the extent such delay is materially prejudicial to its ability to defend such action, and the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 1.9(c). No indemnifying party will consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

(d) If the indemnification provided for in this Section 1.9 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage or expense referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall, subject to the limitation set forth in this Section 1.9(d), contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage or expense, as well as any other relevant equitable considerations. Notwithstanding anything to the contrary contained herein, in no event shall the contribution obligation of any Holder set forth in this Section 1.9(d), when combined with any amounts paid or payable by such Holder pursuant to Subsection 1.9(b) above, exceed the gross proceeds from the offering received by such Holder (less underwriter’s commissions and discounts), except in the case of willful misconduct or fraud by such Holder. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

(e) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

(f) Unless otherwise superseded by an underwriting agreement entered into in connection with the underwritten public offer, the obligations of the Company and Holders under this Section 1.9 shall survive the completion of any offering of Registrable Securities in a registration statement under this Section 1, and otherwise shall survive the termination of this Agreement.

1.10 Reports Under Securities Exchange Act of 1934. With a view to making available to the Holders the benefits of Rule 144 promulgated under the Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration or pursuant to a registration on Form S 3, the Company agrees to:

(a) make and keep adequate current public information available, as those terms are understood and defined in SEC Rule 144, at all times after the effective date of the Initial Offering;

(b) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

(c) furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of SEC Rule 144 (at any time after ninety (90) days after the effective date of the first registration statement filed by the Company), the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), or that it qualifies as a registrant whose securities may be resold pursuant to Form S 3 (at any time after it so qualifies), (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company with the SEC, and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC that permits the selling of any such securities without registration or pursuant to such form (at any time after the Company has become subject to the reporting requirements under the Exchange Act) or pursuant to Form S-3 (at any time after the Company so qualifies to use such form).

1.11 Assignment of Registration Rights. The rights to cause the Company to register Registrable Securities pursuant to this Section 1 may be assigned (but only with all related obligations and together with the transfer of the Registrable Securities) by a Holder to a transferee or assignee of such securities; provided: (a) the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned; (b) such transferee or assignee agrees in writing, in a form reasonably satisfactory to the Company, to be bound by and subject to the terms and conditions of this Agreement, including without limitation the provisions of Section 1.13 below; and (c) such assignment shall be effective only if immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the Securities Act.

1.12 Limitations on Subsequent Registration Rights. From and after the date of this Agreement, the Company shall not, without the prior written consent of the holders of a majority of the Preferred Stock outstanding, including a Required Vote, enter into any agreement with any holder or prospective holder of any securities of the Company that would allow such holder or prospective holder (a) to include such securities in any registration filed under Sections 1.2, 1.3 and 1.4 hereof, unless under the terms of such agreement, such holder or prospective holder may include such securities in any such registration only to the extent that the inclusion of such securities will not reduce the amount of the Registrable Securities of the Holders that are included or (b) to demand registration of their securities.

1.13 “Market Stand Off” Agreement. Each Stockholder hereby agrees that it will not, without the prior written consent of the managing underwriter, during the period commencing on the date of the final prospectus relating to the Initial Offering and ending on the date specified by the Company and the managing underwriter (such period not to exceed one hundred eighty (180) days) (the “Restricted Period”) (i) lend, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock held immediately before the effective date of the registration statement for the Initial Offering, or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of such securities, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise (the “Lock-Up”). The foregoing provisions of this Section 1.13 (A) shall not apply to the sale of any shares to an underwriter pursuant to an underwriting agreement, (B) shall not apply to any shares of Common Stock acquired in the Initial Offering or in the open market after the Initial Offering and (C) shall only be applicable to the Stockholders if all officers, directors and greater than one percent (1%) stockholders of the Company enter into similar agreements. The underwriters in connection with the Initial Offering are intended third party beneficiaries of this Section 1.13 and shall have the right, power and authority to enforce the provisions hereof as though they were a party hereto. In addition, at the underwriters’ request, each Stockholder shall enter into a lock-up agreement in customary form reflecting the provisions of this Section 1.13.

In order to enforce the foregoing covenant, the Company may impose stop transfer instructions with respect to the Registrable Securities of each Stockholder (and the shares or securities of every other person subject to the foregoing restriction, including the Key Holders) until the end of such period.

If any of the obligations described in this Section 1.13 are waived or terminated with respect to any of the securities of any such Stockholder, officer, director or greater than one-percent stockholder (in any such case, the “Released Securities”), the foregoing provisions shall be waived or terminated, as applicable, to the same extent and with respect to the same percentage of securities of each Stockholder as the percentage of Released Securities represent with respect to the securities held by the applicable Stockholder, officer, director or greater than one-percent stockholder.

Each Stockholder agrees that a legend reading substantially as follows shall be placed on all certificates representing all Registrable Securities of each Stockholder (and the shares or securities of every other person subject to the restriction contained in this Section 1.13):

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A LOCK-UP PERIOD AFTER THE EFFECTIVE DATE OF THE ISSUER’S REGISTRATION STATEMENT FILED UNDER THE ACT, AS AMENDED, OR AFTER ANY SUBSEQUENT OFFERINGS AS SET FORTH IN AN AGREEMENT BETWEEN THE COMPANY AND THE ORIGINAL HOLDER OF THESE SECURITIES, A COPY OF WHICH MAY BE OBTAINED AT THE ISSUER’S PRINCIPAL OFFICE. SUCH LOCK-UP PERIOD IS BINDING ON TRANSFEREES OF THESE SHARES.

1.14 Termination of Registration Rights. No Holder shall be entitled to exercise any right provided for in this Section 1 after the earlier of (i) the date that is five (5) years following the consummation of the Initial Offering and (ii) as to any Registrable Securities held by the Investors, any time after the Initial Offering when such Registrable Securities may be sold in any 90-day period without registration and without regard to volume and manner of sale limitation (and, if and to the extent that the Company is in breach of Subsection 1.10 above, without the requirement for the Company to be in compliance with the current public information required under Rule 144(c)(1)) in compliance with Rule 144 promulgated under the Act.

2. Restrictions on Transfer.

2.1 Reserved.

2.2 Restrictions on Transfer.

(a) The Capital Stock shall not be sold, pledged, or otherwise transferred, and the Company shall not recognize and shall issue stop-transfer instructions to its transfer agent with respect to any such sale, pledge, or transfer, except upon the conditions specified in this Agreement, which conditions are intended to ensure compliance with the provisions of the Securities Act. A transferring Stockholder will cause any proposed purchaser, pledgee, or transferee of the Capital Stock held by such Stockholder to agree to take and hold such securities subject to the provisions and upon the conditions specified in this Agreement. Notwithstanding the foregoing, the Company shall not require any transferee of Capital Stock pursuant to an effective registration statement under the Securities Act or, following the Initial Offering, SEC Rule 144 to be bound by the terms of this Agreement.

(b) Each certificate or instrument representing (i) Capital Stock, and (ii) any other securities issued in respect of the securities referenced in clause (i), upon any stock split, stock dividend, recapitalization, merger, consolidation, or similar event, shall (unless otherwise permitted by the provisions of Subsection 2.2(c)) be stamped or otherwise imprinted with a legend substantially in the following form:

THE SECURITIES REPRESENTED HEREBY HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. SUCH SHARES MAY NOT BE SOLD, PLEDGED, OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR A VALID EXEMPTION FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SAID ACT.

THE SECURITIES REPRESENTED HEREBY MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF AN AGREEMENT BETWEEN THE COMPANY AND THE STOCKHOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.

The Stockholders consent to the Company making a notation in its records and giving instructions to any transfer agent of the Restricted Securities in order to implement the restrictions on transfer set forth in this Subsection 2.2.

(c) The holder of each certificate representing Restricted Securities, by acceptance thereof, agrees to comply in all respects with the provisions of this Section 2. Before any proposed sale, pledge, or transfer of any Restricted Securities, unless there is in effect a registration statement under the Securities Act covering the proposed transaction or, following the Initial Offering, the transfer is made pursuant to SEC Rule 144, the Stockholder thereof shall give notice to the Company of such Stockholder’s intention to effect such sale, pledge, or transfer. Each such notice shall describe the manner and circumstances of the proposed sale, pledge, or transfer in sufficient detail and, if reasonably requested by the Company, shall be accompanied at such Stockholder’s expense by either (i) a written opinion of legal counsel who shall, and whose legal opinion shall, be reasonably satisfactory to the Company, addressed to the Company, to the effect that the proposed transaction may be effected without registration under the Securities Act; (ii) a “no action” letter from the SEC to the effect that the proposed sale, pledge, or transfer of such Restricted Securities without registration will not result in a recommendation by the staff of the SEC that action be taken with respect thereto; or (iii) any other evidence reasonably satisfactory to counsel to the Company to the effect that the proposed sale, pledge, or transfer of the Restricted Securities may be effected without registration under the Securities Act, whereupon the Stockholder of such Restricted Securities shall be entitled to sell, pledge, or transfer such Restricted Securities in accordance with the terms of the notice given by the Stockholder to the Company. The Company will not require such a legal opinion or “no action” letter (x) in any transaction in compliance with SEC Rule 144 or (y) in any transaction in which such Stockholder distributes Restricted Securities to an Affiliate of such Stockholder for no consideration; provided that, with respect to transfers under the foregoing clause (y), each transferee agrees in writing to be subject to the terms of this Subsection 2.2. Each certificate or instrument evidencing the Restricted Securities transferred as above provided shall bear, except if such transfer is made pursuant to SEC Rule 144 or pursuant to an effective registration statement, the appropriate restrictive legend set forth in Subsection 2.2(b), except that such certificate shall not bear such restrictive legend if, in the opinion of counsel for such Stockholder and the Company, such legend is not required in order to establish compliance with any provisions of the Securities Act.

3. Information Rights; Observer Rights.

3.1 Delivery of Financial Statements. The Company shall deliver to (i) each Key Holder and/or each Investor beneficially holding (calculated on the basis of Section 13 of the Exchange Act) at least two percent (2%) of the Capital Stock then issued and outstanding (treating the Preferred Stock on an as converted basis), (ii) each T. Rowe Price Investor beneficially holding any Capital Stock, (iii) the Durable Capital Investor so long as it holds any Capital Stock, (iv) any Investor designated by the Company as an Eligible Investor (each recipient in clause (i), (ii), (iii), and (iv) an “Eligible Investor”), and (v) Foxhaven Master Fund, LP and Foxway, LP so long as it holds any Capital Stock:

(a) as soon as practicable, but in any event within one hundred eighty (180) days after the end of each fiscal year of the Company, (i) a balance sheet as of the end of such year, (ii) statements of income and of cash flows for such year, and (iii) a statement of stockholders’ equity as of the end of such year, all such financial statements audited and certified by independent public accountants of nationally recognized standing selected by the Company;

(b) as soon as practicable, but in any event within forty five (45) days after the end of each of the first three (3) quarters of each fiscal year of the Company, unaudited statements of income and of cash flows for such fiscal quarter, and an unaudited balance sheet and a statement of stockholders’ equity as of the end of such fiscal quarter, all prepared in accordance with GAAP (except that such financial statements may (i) be subject to normal year-end audit adjustments and (ii) not contain all notes thereto that may be required in accordance with GAAP);

(c) concurrently with the delivery of the financial statements described in Subsections 3.1(a) and 3.1(b), a statement showing the number of shares of each class and series of capital stock and securities convertible into or exercisable for shares of capital stock outstanding at the end of the applicable period, the Common Stock issuable upon conversion or exercise of any outstanding securities convertible or exercisable for Common Stock and the exchange ratio or exercise price applicable thereto, and the number of shares of issued stock options and stock options not yet issued but reserved for issuance, if any, all in sufficient detail as to permit the Eligible Investors to calculate their respective percentage equity ownership in the Company, and certified by the chief financial officer or chief executive officer of the Company as being true, complete, and correct;

(d) as soon as practicable, but in any event thirty (30) days before the end of each fiscal year, a budget and business plan for the next fiscal year (collectively, the “Budget”), approved by at least a majority of the Board of Directors, including a Series B Director and a Series C Director, and prepared on a monthly basis, including balance sheets, income statements, and statements of cash flow for such months and, promptly after prepared, any other budgets or revised budgets prepared by the Company;

(e) with respect to the financial statements called for in Subsection 3.1(a) and Subsection 3.1(b), an instrument executed by the chief financial officer and chief executive officer of the Company certifying that such financial statements were prepared in accordance with GAAP consistently applied with prior practice for earlier periods (except as otherwise set forth in Subsection 3.1(b) and fairly present the financial condition of the Company and its results of operation for the periods specified therein; and

(f) such other information relating to the financial condition, business, prospects, or corporate affairs of the Company as any Eligible Investor may from time to time reasonably request; provided, however, that the Company shall not be obligated under this Subsection 3.1 to provide information (i) that the Company reasonably determines in good faith to be a trade secret or confidential information (unless covered by an enforceable confidentiality agreement, in a form acceptable to the Company) or (ii) the disclosure of which would adversely affect the attorney-client privilege between the Company and its counsel.

If, for any period, the Company has any subsidiary whose accounts are consolidated with those of the Company, then in respect of such period the financial statements delivered pursuant to the foregoing sections shall be the consolidated and consolidating financial statements of the Company and all such consolidated subsidiaries.

Notwithstanding anything else in this Subsection 3.1 to the contrary, the Company may cease providing the information set forth in this Subsection 3.1 during the period starting with the date thirty (30) days before the Company’s good-faith estimate of the date of filing of a registration statement if it reasonably concludes it must do so to comply with the SEC rules applicable to such registration statement and related offering; provided that the Company’s covenants under this Subsection 3.1 shall be reinstated at such time as the Company is no longer actively employing its commercially reasonable efforts to cause such registration statement to become effective.

3.2 Inspection. The Company shall permit each Eligible Investor (provided that the Board of Directors has not reasonably determined that such Eligible Investor is a Competitor of the Company), at such Eligible Investor’s expense, to visit and inspect the Company’s properties; examine its books of account and records; and discuss the Company’s affairs, finances, and accounts with its officers, during normal business hours of the Company as may be reasonably requested by the Eligible Investor; provided, however, that the Company shall not be obligated pursuant to this Subsection 3.2 to provide access to any information that it reasonably and in good faith considers to be a trade secret or confidential information (unless covered by an enforceable confidentiality agreement, in form acceptable to the Company) or the disclosure of which would adversely affect the attorney-client privilege between the Company and its counsel.

3.3 T. Rowe Price and Durable Information Rights. The Company shall promptly and accurately respond, and shall use its best efforts to cause its transfer agent to promptly respond, to requests for information made on behalf of any T. Rowe Price Investor or the Durable Capital Investor relating to (a) accounting or securities law matters required in connection with its audit or (b) the actual holdings of such T. Rowe Price Investor or Durable Capital Investor as applicable, including in relation to the total outstanding shares; provided however, that the Company shall not be obligated to provide any such information that could reasonably result in a violation of applicable law or conflict with the Company’s insider trading policy or a confidentiality obligation of the Company. On or prior to the effectiveness of the Initial Offering, the Company shall provide each T. Rowe Price Investor and the Durable Capital Investor written confirmation of its equity holdings in the Company (on an as-converted to Common Stock basis).

3.4 Observer Rights.

(a) As long as the T. Rowe Price Investors collectively own not less than 400,510 shares of Series C Preferred Stock, Series D Preferred Stock, Series E Preferred Stock, Series F Preferred Stock, Series G Preferred Stock and/or Series H Preferred Stock (as adjusted for any stock split, stock dividend, combination, or other recapitalization or reclassification effected after the date hereof) (or an equivalent amount of Common Stock issued upon conversion thereof), the Company shall invite a representative of T. Rowe Price to attend all meetings of its Board of Directors in a nonvoting observer capacity and, in this respect, shall give such representative copies of all notices, minutes, consents, and other materials that it provides to its directors at the same time and in the same manner as provided to such directors; provided, however, that such representative shall agree to hold in confidence and trust all information so provided; and provided further, that the Company reserves the right to withhold any information and to exclude such representative from any meeting or portion thereof if access to such information or attendance at such meeting could adversely affect the attorney-client privilege between the Company and its counsel or result in disclosure of trade secrets or a conflict of interest, or if such Investor or its representative is a Competitor of the Company.

(b) The Company shall invite a representative of the Durable Capital Investor to attend all meetings of its Board of Directors in a nonvoting observer capacity and, in this respect, shall give such representative copies of all notices, minutes, consents, and other materials that it provides to its directors at the same time and in the same manner as provided to such directors; provided, however, that such representative shall agree to hold in confidence and trust all information so provided; and provided further, that the Company reserves the right to withhold any information and to exclude such representative from any meeting or portion thereof if access to such information or attendance at such meeting could adversely affect the attorney-client privilege between the Company and its counsel or result in disclosure of trade secrets or a conflict of interest, or if such Investor or its representative is a Competitor of the Company.

(c) The Company shall invite one representative of the Cascade Investor to attend (in person or telephonically) all meetings of its Board of Directors in a nonvoting observer capacity and, in this respect, shall give such representative copies of all notices, minutes, consents and other material that the Company provides to the members of its Board at the same time and in the same manner as provided to such members (except when the representative is excluded from a meeting in order to preserve attorney-client privilege or when the representative’s presence would result in a conflict of interest, as set forth below); provided, however, that such representative shall agree to hold in confidence and trust all information so provided in accordance with Section 3.6(a) of this Agreement; and, provided further, that the representative may be excluded from access to any material or meeting or portion thereof if the Board determines upon advice of counsel that such exclusion is reasonably necessary to preserve the attorney-client privilege between the Company and its counsel, to avoid a conflict of interest between the lawful interests of the Company and/or any of its subsidiaries, on the one hand, and the representative, on the other hand, or to protect highly confidential proprietary information.

3.5 [Reserved]

3.6 Confidentiality.

(a) Each Investor agrees that such Investor will keep confidential and will not disclose, divulge, or use for any purpose (other than to monitor its investment in the Company) any confidential information obtained from the Company pursuant to the terms of this Agreement (including notice of the Company’s intention to file a registration statement), unless such confidential information (a) is known or becomes known to the public in general (other than as a result of a breach of this Subsection 3.6 by such Investor), (b) is or has been independently developed or conceived by the Investor without use of the Company’s confidential information, or (c) is or has been made known or disclosed to the Investor by a third party without a breach of any obligation of confidentiality such third party may have to the Company; provided, however, that an Investor may disclose confidential information (i) to its attorneys, accountants, consultants, and other professionals to the extent necessary to obtain their services in connection with monitoring its investment in the Company; (ii) to any prospective purchaser of any Capital Stock from such Investor, if such prospective purchaser agrees in writing to be bound by the provisions of this Subsection 3.6; (iii) to any existing or prospective Affiliate, partner, member, stockholder, or wholly owned subsidiary of such Investor in the ordinary course of business, provided that such Investor informs such Person that such information is confidential and directs such Person to maintain the confidentiality of such information; or (iv) as may otherwise be required by law, court order or an applicable governmental or regulatory body, provided that the Investor promptly notifies the Company of such disclosure and takes reasonable steps to minimize the extent of any such required disclosure. Notwithstanding the foregoing, in the case of any Investor that is (i) a registered investment company within the meaning of the Investment Company Act of 1940, as amended, or (ii) is advised by a registered investment adviser (including T. Rowe Price) or Affiliates thereof, such Investor may identify the Company and the value of such Investor’s security holdings in the Company in accordance with applicable investment reporting and disclosure regulations and respond to routine examinations, demands, requests or reporting requirements of a regulator without prior notice to or consent from the Company.

(b) The Company understands and acknowledges that in the regular course of a T. Rowe Price Investor’s business, the T. Rowe Price Investor may invest in companies that have issued securities that are publicly traded (each, a “Public Company”). Accordingly, the Company covenants and agrees that before providing material non-public information about a Public Company (“Public Company Information”) to a T. Rowe Price Investor, the Company will provide prior written notice to the following compliance personnel at such Investor describing such information in reasonable detail: Ryan Nolan, Vice President, #########@troweprice.com, ###-###_#### or in his absence to Ellen York, Legal Counsel, #########@troweprice.com, ###-###_####. The Company shall not disclose Public Company Information to such T. Rowe Price Investor without written authorization from such compliance personnel, provided, however, that, the Company will be permitted to disclose agreements entered into with Public Companies in the ordinary course of business, such as routine customer, supplier, advertising and publishing agreements without such written authorization.

(c) The Company understands and acknowledges that AutoNation is in the automotive retail business and may pursue the same or similar investment or business opportunities as the Company, and the Company agrees that nothing in this Agreement shall prohibit AutoNation from pursuing such investment or business opportunities.

(d) The Company understands and acknowledges that the Durable Capital Investor may invest in a Public Company. Accordingly, the Company covenants and agrees that before providing Public Company Information to the Durable Capital Investor the Company will provide prior written notice to the following compliance personnel at such Investor describing such information in reasonable detail: Julie Jack, General Counsel and Chief Compliance Office, #####@durablecap.com. The Company shall not disclose Public Company Information to the Durable Capital Investor without written authorization from such compliance personnel, provided, however, that, the Company will be permitted to disclose agreements entered into with Public Companies in the ordinary course of business, such as routine customer, supplier, advertising and publishing agreements without such written authorization.

4. Rights to Future Stock Issuances.

4.1 Right of First Offer. Subject to the terms and conditions of this Subsection 4.1 and applicable securities laws, if the Company proposes to offer or sell any New Securities, the Company shall first offer such New Securities to each Investor and the Key Holders. An Investor shall be entitled to apportion the right of first offer hereby granted to it in such proportions as it deems appropriate, among (i) itself, (ii) its Affiliates and (iii) its beneficial interest holders, such as limited partners, members or any other Person having “beneficial ownership,” as such term is defined in Rule 13d-3 promulgated under the Exchange Act, of such Investor (“Investor

Beneficial Owners”); provided that, each such Affiliate or Investor Beneficial Owner: (x) is not a Competitor or FOIA Party, unless such party’s purchase of New Securities is otherwise consented to by the Board of Directors, (y) agrees to enter into this Agreement and each of the Voting Agreement and Right of First Refusal and Co-Sale Agreement of even date herewith among the Company, the Investors and the other parties named therein, as an “Investor” under each such agreement (provided that, any Competitor or FOIA Party shall not be entitled to any rights as an Investor under Subsections 3.1, 3.2 and 4.1 hereof), and (z) agrees to purchase Common Stock or other New Securities that are convertible into or the equivalent of at least 50,000 shares of Common Stock.

(a) The Company shall give notice (the “Offer Notice”) to each Investor and Key Holder, stating (i) its bona fide intention to offer such New Securities, (ii) the number and type of such New Securities to be offered, and (iii) the price and terms, if any, upon which it proposes to offer such New Securities.

(b) By notification to the Company within fifteen (15) days after the Offer Notice is given, each Investor and Key Holder may elect to purchase or otherwise acquire, at the price and on the terms specified in the Offer Notice, up to that portion of such New Securities which equals the proportion that the Common Stock issued and held, or issuable (directly or indirectly) upon conversion and/or exercise, as applicable, of the Preferred Stock and any other Derivative Securities then held, by such Investor or Key Holder bears to the total Common Stock of the Company then outstanding (assuming full conversion and/or exercise, as applicable, of all Preferred Stock and other Derivative Securities). At the expiration of such fifteen (15) day period, the Company shall promptly notify each Investor or Key Holder that elects to purchase or acquire all the shares available to it (each, a “Fully Exercising Investor”) of any other Investor’s and Key Holder’s failure to do likewise. During the ten (10) day period commencing after the Company has given such notice, each Fully Exercising Investor may, by giving notice to the Company, elect to purchase or acquire, in addition to the number of shares specified above, up to that portion of the New Securities for which Investors and Key Holders were entitled to subscribe but that were not subscribed for by the Investors and Key Holders which is equal to the proportion that the Common Stock issued and held, or issuable (directly or indirectly) upon conversion and/or exercise, as applicable, of Preferred Stock and any other Derivative Securities then held, by such Fully Exercising Investor bears to the Common Stock issued and held, or issuable (directly or indirectly) upon conversion and/or exercise, as applicable, of the Preferred Stock and any other Derivative Securities then held, by all Fully Exercising Investors who wish to purchase such unsubscribed shares. The closing of any sale pursuant to this Subsection 4.1(b) shall occur within the later of ninety (90) days of the date that the Offer Notice is given and the date of initial sale of New Securities pursuant to Subsection 4.1(c).

(c) If all New Securities referred to in the Offer Notice are not elected to be purchased or acquired as provided in Subsection 4.1(b), the Company may, during the ninety (90) day period following the expiration of the periods provided in Subsection 4.1(b), offer and sell the remaining unsubscribed portion of such New Securities to any Person or Persons at a price not less than, and upon terms no more favorable to the offeree than, those specified in the Offer Notice. If the Company does not enter into an agreement for the sale of the New Securities within such period, or if such agreement is not consummated within thirty (30) days of the execution thereof, the right provided hereunder shall be deemed to be revived and such New Securities shall not be offered or sold unless first reoffered to the Investors and Key Holders in accordance with this Subsection 4.1.

(d) The right of first offer in this Subsection 4.1 shall not be applicable to (i) Exempted Securities (as defined in the Charter); and (ii) shares of Common Stock issued in the Initial Offering.

(e) Notwithstanding anything to the contrary in this Section 4, the rights in this Section 4 shall not be extended to any Investor or Key Holder that is not an “accredited investor” as such term is defined in the Securities Act. Nothing in this paragraph (e) shall affect the rights of any accredited investor.

(f) In the event that the rights of a Significant Investor to purchase New Securities under this Section 4.1 are waived with respect to a particular offering of New Securities without such Investor’s prior written consent (a “Waived Investor”) and any Investor that participated in waiving such rights actually purchases New Securities in such offering, then the Company shall grant, and hereby grants, each Waived Investor the right to purchase, in a subsequent closing of such issuance on substantially the same terms and conditions, the same percentage of its full pro rata share of such New Securities as the highest percentage of any such purchasing Investor.

5. Additional Covenants.

5.1 Insurance. The Company currently maintains, from financially sound and reputable insurers, Directors and Officers liability insurance in the amount of at least $5,000,000, and it shall use its commercially reasonable efforts to obtain, within sixty (60) days after the date hereof, term “key person” insurance on Mr. Paul J. Hennessy, in an amount and on terms and conditions satisfactory to the Board of Directors, and it will use its commercially reasonable efforts to cause such insurance policies to be maintained until such time as the Board of Directors determines that such insurance should be discontinued. The key person policies shall name the Company as loss payee, and neither the D&O insurance policy nor the “key person” insurance policies shall be cancelable by the Company without prior approval by the Board of Directors.

5.2 Employment Agreements. It is acknowledged that the Company has entered into agreements which include non-competition covenants with each of Kevin Westfall, Marshall Chesrown, Elie Wurtman, Allon Bloch, Michael Welch, Richard Williams and Paul J. Hennessy. The Company shall not amend, modify, terminate, waive, or otherwise alter, in whole or in part, any of the non-competition covenants in the above-referenced agreements without the consent of a Series C Director.

5.3 Employee Stock. Except as otherwise approved by the Board of Directors, including a Series B Director and a Series C Director, all future employees and consultants of the Company who purchase, receive options to purchase, or receive awards of shares of the Company’s capital stock after the date hereof shall be required to execute restricted stock or option agreements, as applicable, providing for (i) vesting of the shares or options over a four (4) year period, with the first twenty-five percent (25%) of such shares vesting following twelve (12) months of continued employment or service, and the remaining shares vesting in equal monthly installments over the following thirty-six (36) months, and (ii) a market stand-off provision substantially similar to that in Subsection 1.13. In addition, unless otherwise approved by at least a majority of the Board of Directors, including a Series B Director and a Series C Director, the Company shall retain a “right of first refusal” on employee transfers of subject shares until the Initial Offering and shall have the right to repurchase unvested shares at cost upon termination of employment of a holder of restricted stock.

5.4 Board Matters.

(a) The Company shall reimburse the directors for all reasonable out-of-pocket travel expenses incurred in connection with attending meetings of the Board of Directors (consistent with a travel policy to be mutually agreed upon by the Company and CGP2 Zoom Holding, L.P.). The Company shall maintain a compensation committee, which shall consist solely of non-management directors, with the compensation committee comprised as set forth in Section 5.4(c). Each non-employee director shall be entitled in such person’s discretion to be a member of any Board committee.

(b) Consent of a majority of the Board of Directors, which majority shall include a Series B Director and a Series C Director, shall be required for approval of the incurrence of any new indebtedness (other than debt incurred for the sole purpose of acquiring vehicle inventory, which debt was also approved as part of the Budget).

(c) The Board of Directors shall establish a compensation committee comprised as provided in the Company’s Voting Agreement. Approval of the Compensation Committee shall be required for any issuance of options or other equity awards and/or any changes to the compensation of any Key Holder, including, but not limited to, the determination of bonuses and establishment of criteria for bonuses.

5.5 Successor Indemnification. If the Company or any of its successors or assignees consolidates with or merges into any other Person and is not the continuing or surviving corporation or entity of such consolidation or merger, then to the extent necessary, proper provision shall be made so that the successors and assignees of the Company assume the obligations of the Company with respect to indemnification of members of the Board of Directors as in effect immediately before such transaction, whether such obligations are contained in the Company’s Bylaws, its Charter as then in effect, or elsewhere, as the case may be.

5.6 Selection of Auditors. The Company’s selection of a nationally recognized independent public accounting firm as its independent auditors shall be subject to the approval by the Investors representing the holders of at least fifty percent (50%) of the shares of Common Stock issued or issuable upon conversion of the Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock, voting together as a single class.

5.7 Indemnification Matters. The Company hereby acknowledges that one (1) or more of the directors nominated to serve on the Board of Directors by the Investors (each a “Fund Director”) may have certain rights to indemnification, advancement of expenses and/or insurance provided by one or more of the Investors and certain of their affiliates (collectively, the “Fund Indemnitors”). The Company hereby agrees (a) that it is the indemnitor of first resort (i.e., its obligations to any such Fund Director are primary and any obligation of the Fund Indemnitors to advance expenses or to provide indemnification for the same expenses or liabilities incurred by such Fund Director are secondary), (b) that it shall be required to advance the full amount of expenses incurred by such Fund Director and shall be liable for the full amount of all expenses, judgments, penalties, fines and amounts paid in settlement by or on behalf of any such Fund Director to the extent legally permitted and as required by the Charter or Bylaws of the Company (or any agreement between the Company and such Fund Director), without regard to any rights such Fund Director may have against the Fund Indemnitors, and (c) that it irrevocably waives, relinquishes and releases the Fund Indemnitors from any and all claims against the Fund Indemnitors for contribution, subrogation or any other recovery of any kind in respect thereof. The Company further agrees that no advancement or payment by the Fund Indemnitors on behalf of any such Fund Director with respect to any claim for which such Fund Director has sought indemnification from the Company shall affect the foregoing and the fund Indemnitors shall have a right of contribution and/or be subrogated to the extent of such advancement or payment to all of the rights of recovery of such Fund Director against the Company.

5.8 Preferred Stock Protective Provision regarding President and CEO. So long as CGP2 Zoom Holding, L.P. and/or CGP2 Lone Star, L.P. remain(s) entitled to designate a director of the Company that the holders of record of the Series C Preferred Stock and the Series D Preferred Stock are entitled to elect pursuant to the Charter, the Company hereby covenants and agrees with each of the Investors that it shall not hire a new Chief Executive Officer or a new President without written consent of the holders of 70% of the issued and outstanding Preferred Stock, voting together as a separate class (on an as-converted basis), unless such hire shall have been approved by the Board, including the affirmative vote of a Series C Director.

5.9 FCPA. The Company agrees that it shall not (and shall not permit any of its subsidiaries or affiliates or any of its or their respective directors, officers, managers, employees, independent contractors, representatives or agents to) promise, authorize or make any payment to, or otherwise contribute any item of value to, directly or indirectly, to any third party, including any Non-U.S. Official (as such term is defined in the U.S. Foreign Corrupt Practices Act of 1977, as amended (the “FCPA”)), in each case, in violation of the FCPA, the U.K. Bribery Act, or any other applicable anti-bribery or anti-corruption law. The Company further agrees that it shall (and shall cause each of its subsidiaries and affiliates to) cease all of its or their respective activities, as well as remediate any actions taken by the Company, it subsidiaries or affiliates, or any of their respective directors, officers, managers, employees, independent contractors, representatives or agents in violation of the FCPA, the U.K. Bribery Act, or any other applicable anti-bribery or anti-corruption law. The Company further agrees that it shall (and shall cause each of its subsidiaries and affiliates to) maintain systems of internal controls (including, but not limited to, accounting systems, purchasing systems and billing systems) to ensure compliance with the FCPA, the U.K. Bribery Act, or any other applicable anti-bribery or anti-corruption law. Upon request, the Company agrees to provide responsive information and/or certifications concerning it compliance with applicable anti-corruption laws. The Company shall promptly notify each Investor if the Company becomes aware of any Enforcement Action (as defined in the Purchase Agreement). The Company shall, and shall cause any direct or indirect subsidiary or entity controlled by it, whether now in existence or formed in the future, to comply with the FCPA. The Company shall use its best efforts to cause any direct or indirect subsidiary, whether now in existence or formed in the future, to comply in all material respects with all applicable laws.

5.10 Regulatory Compliance. Promptly after the date hereof, the Company shall take commercially reasonable steps (which shall include, without limitation, engaging an advisor with significant experience with federal and state consumer finance, automobile dealer and other relevant consumer protection laws and regulations) to (1) undertake an analysis and/or survey of consumer protection laws, regulations, licensing, registration and similar requirements that are or may be applicable to the Company and its subsidiaries and the conduct and operation of the business of the Company and its subsidiaries as presently conducted and as proposed to be conducted and (2) implement a course of action to ensure substantial compliance with applicable laws, regulations, licensing, registration and similar requirements, including, without limitation, federal and state consumer finance, automobile dealer and other relevant consumer protection laws and regulations. The Company shall keep the Eligible Investors generally informed of the status of its undertakings pursuant to the foregoing clauses (1) and (2) by providing periodic updates to the Eligible Investors; provided, however, that the Company shall not be obligated under this Section 5.10 to provide information the disclosure of which would adversely affect the attorney-client privilege between the Company and its counsel.

5.11 Durable Consent to Deemed Liquidation Event. For so long as the Durable Capital Investor and/or its Affiliates holds at least 937,740 shares of Series H Preferred Stock (subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization with respect to the Series H Preferred Stock), without the prior written approval of the Durable Capital Investor, the Company shall not, other than as required by its obligations under Section 3.5 of the Voting Agreement, consummate a Series H Company Sale that would result in the holders of Series H Preferred Stock receiving an amount deemed paid or distributed (calculated in accordance with Section B.2 of Article Fourth of the Charter) per share of Series H Preferred Stock that is less than $27.19305 (subject to appropriate adjustment in the event of a stock split, stock dividend, combination, reclassification or similar event affecting the Series H Preferred Stock), disregarding any consideration that is placed into escrow or subject to contingencies. For purposes of this Section 5.11, a “Series H Company Sale” means a Sale of the Company (as defined in the Voting Agreement (as in effect on the date hereof)); provided, that, for purposes of this definition only, any of the transactions described in Section 2.3.1 of Article Fourth of the Charter as in effect from time to time shall be treated as a Deemed Liquidation Event (as defined in the Charter) whether or not certain stockholders of the Company elect not to treat such transaction as a Deemed Liquidation Event pursuant to the first sentence of Section 2.3.1 of Article Fourth of the Charter.

5.12 Termination of Covenants. The covenants set forth in Sections 3.1, 3.2, 3.3, 3.4, 4 and 5 hereof, except for Subsections 5.5 and 5.7 and 5.11, shall terminate and be of no further force or effect (i) immediately before the consummation of the Initial Offering or when the Company first becomes subject to the periodic reporting requirements of Sections 12(g) or 15(d) of the Exchange Act, or (ii) upon a Deemed Liquidation Event, as such term is defined in the Charter, whichever event occurs first; provided, however, that Sections 3.1 and 3.2 shall not terminate upon a Deemed Liquidation Event unless the consideration to be received by the Investors is solely in the form of cash and/or marketable securities.

6. Miscellaneous.

6.1 Successors and Assigns. The rights under this Agreement may be assigned (but only with all related obligations) by a Holder to a transferee of Capital Stock that (i) is an Affiliate of a Holder; (ii) is a Holder’s Immediate Family Member or trust for the benefit of an individual Holder or one or more of such Holder’s Immediate Family Members; or (iii) after such transfer, holds at least 2% shares of Capital Stock (subject to appropriate adjustment for stock splits, stock dividends, combinations, and other recapitalizations) or, if less, all of the Capital Stock held by such Holder; provided, however, that (x) the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee and the Capital Stock with respect to which such rights are being transferred; and (y) such transferee agrees in a written instrument delivered to the Company to be bound by and subject to the terms and conditions of this Agreement. For the purposes of determining the number of shares of Capital Stock held by a transferee, the holdings of a transferee (1) that is an Affiliate or stockholder of a Holder; (2) who is a Holder’s Immediate Family Member; or (3) that is a trust for the benefit of an individual Holder or such Holder’s Immediate Family Member shall be aggregated together and with those of the transferring Holder; provided further that all transferees who would not qualify individually for assignment of rights shall have a single attorney-in-fact for the purpose of exercising any rights, receiving notices, or taking any action under this Agreement. The terms and conditions of this Agreement inure to the benefit of and are binding upon the respective successors and permitted assignees of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and permitted assignees any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided herein.

6.2 Governing Law; Jurisdiction. This Agreement shall be governed by and construed under the laws of the State of Delaware as applied to agreements among Delaware residents entered into and to be performed entirely within Delaware. The parties hereto agree to submit to the exclusive jurisdiction of the United States federal and state courts of the State of Delaware with respect to the breach or interpretation of this Agreement or the enforcement of any and all rights, duties, liabilities, obligations, powers, and other relations between the parties arising under this Agreement.

6.3 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

6.4 Titles and Subtitles. The titles and subtitles used in this Agreement are for convenience only and are not to be considered in construing or interpreting this Agreement.

6.5 Notices. All notices and other communications given or made pursuant to this Agreement shall be in writing and shall be deemed effectively given upon the earlier of actual receipt or: (i) personal delivery to the party to be notified; (ii) when sent, if sent by electronic mail or facsimile during the recipient’s normal business hours, and if not sent during normal business hours, then on the recipient’s next business day; (iii) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (iv) one (1) business day after the business day of deposit with a nationally recognized overnight courier, freight prepaid, specifying next-day delivery, with written verification of receipt. All communications shall be sent to the respective parties at their addresses as set forth on Schedule A or Schedule B (as applicable) hereto, or to the principal office of the Company and to the attention of the Chief Executive Officer, in the case of the Company, or to such email address, facsimile number, or address as subsequently modified by written notice given in accordance with this Subsection 6.5. If notice is given to the Company, it shall be sent to 1375 Broadway, 11th Floor, New York, NY 10018, Attention: General Counsel; and a copy (which shall not constitute notice) shall also be sent to Finn Dixon & Herling LLP, Six Landmark Square, Stamford, CT 06901-2704, Attention: Marcia C. Sugrue, fax no. (203) 325-5001, and if notice is given to the Holders, a copy shall also be given to Meitar Liquornik Geva Leshem Tal, 16 Abba Hillel Silver Street, Ramat Gan, Israel, attn: David S. Glatt, fax no. 972 3 610 3632 and to Finn Dixon & Herling LLP, Six Landmark Square, Stamford, CT 06901-2704, Attention: Michael J. Herling, Esq., fax no. (203) 325-5001.

6.6 Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance, and either retroactively or prospectively) only with the written consent of the Company and the holders of at least a majority of the Preferred Stock then outstanding, which majority shall include the Required Vote other than to the extent reasonably necessary to make any purchasers of Next Round Financing Shares (as defined in the Company’s Certificate of Incorporation in effect as of the date hereof) parties hereto as “Investors” and to include as “Preferred Stock” any Next Round Financing Shares issued in the Next Round Financing (as defined in the Company’s Certificate of Incorporation in effect as of the date hereof) and any rights, preferences and privileges afforded to the holders of such Next Round Financing Shares; provided that the Company may in its sole discretion waive compliance with Subsection 2.2(c) (and the Company’s failure to object promptly in writing after notification of a proposed assignment allegedly in violation of Subsection 2.2(c) shall be deemed to be a waiver); and provided further that any provision hereof may be waived by any waiving party on such party’s own behalf, without the consent of any other party. Notwithstanding the foregoing, (A) this Agreement may not be amended or terminated and the observance of any term hereof may not be waived with respect to any Investor or Key Holder without the written consent of such Investor or Key Holder, unless such amendment, termination, or waiver applies to all Investors and Key Holders in the same fashion (subject to Subsection 4.1(f), it being agreed that a waiver of the provisions of Section 4 with respect to a particular transaction shall be deemed to apply to all Investors and Key Holders in the same fashion if such waiver does so by its terms, notwithstanding the fact that certain Investors or Key Holders may nonetheless, by agreement with the Company, purchase securities in such transaction); (B) Sections 1.13, 3.1, 3.2, 3.3, 3.4(a), 3.6 and/or 5.12 of this Agreement may not be amended or terminated and the observance of any term hereof may not be waived in a manner that is materially adverse to a T. Rowe Price Investor without the prior written consent of the T. Rowe Price Investors holding at least a majority of the shares of Series C Preferred Stock, shares of Series D Preferred Stock, shares of Series E Preferred Stock, shares of Series F Preferred Stock, shares of Series G Preferred Stock, and shares of Series H Preferred Stock, determined on an as-converted basis, held by the T. Rowe Price Investors; (C) Section 3.6(c) of this Agreement may not be amended or terminated and the observance of any term thereof may not be waived in any manner that is materially adverse to the AutoNation Investor without the prior written consent of the AutoNation Investor; and (D) Sections 3.1, 3.2, 3.3, 3.4(b), 3.6(d), 5.11 and/or 5.12 of this Agreement may not be amended or terminated and the observance of any term hereof may not be waived in a manner that is materially adverse to the Durable Capital Investor without the prior written consent of the Durable Capital Investor. The Company shall give prompt notice of any amendment or termination hereof or waiver hereunder to any party hereto that did not consent in writing to such amendment, termination, or waiver. Any amendment, termination, or waiver effected in accordance with this Subsection 6.6 shall be binding on all parties hereto, regardless of whether any such party has consented thereto. No waivers of or exceptions to any term, condition, or provision of this Agreement, in any one or more instances, shall be deemed to be or construed as a further or continuing waiver of any such term, condition, or provision.

6.7 Severability. In case any one or more of the provisions contained in this Agreement is for any reason held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision of this Agreement, and such invalid, illegal, or unenforceable provision shall be reformed and construed so that it will be valid, legal, and enforceable to the maximum extent permitted by law.

6.8 Aggregation of Stock. All shares of Capital Stock held or acquired by Affiliates shall be aggregated together for the purpose of determining the availability of any rights under this Agreement and such Affiliated persons may apportion such rights as among themselves in any manner they deem appropriate.

6.9 Entire Agreement; Restatement of Existing IRA. This Agreement (including any Schedules and Exhibits hereto) constitutes the full and entire understanding and agreement among the parties with respect to the subject matter hereof, and any other written or oral agreement relating to the subject matter hereof existing between the parties is expressly canceled. Upon the effectiveness of this Agreement, the Original IRA shall be deemed amended and restated and superseded and replaced in its entirety by this Agreement, and shall be of no further force or effect.

6.10 Delays or Omissions. No delay or omission to exercise any right, power, or remedy accruing to any party under this Agreement, upon any breach or default of any other party under this Agreement, shall impair any such right, power, or remedy of such nonbreaching or nondefaulting party, nor shall it be construed to be a waiver of or acquiescence to any such breach or default, or to any similar breach or default thereafter occurring, nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. All remedies, whether under this Agreement or by law or otherwise afforded to any party, shall be cumulative and not alternative.

6.11 Acknowledgment. The Company acknowledges that the Investors are in the business of venture capital investing and therefore review the business plans and related proprietary information of many enterprises, including enterprises which may have products or services which compete directly or indirectly with those of the Company. Nothing in this Agreement shall preclude or in any way restrict the Investors from investing or participating in any particular enterprise whether or not such enterprise has products or services which compete with those of the Company.

6.12 WAIVER OF JURY TRIAL: EACH PARTY HEREBY WAIVES ITS RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT, THE OTHER TRANSACTION DOCUMENTS, THE SECURITIES OR THE SUBJECT MATTER HEREOF OR THEREOF. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS TRANSACTION, INCLUDING, WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS (INCLUDING NEGLIGENCE), BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. THIS SECTION HAS BEEN FULLY DISCUSSED BY EACH OF THE PARTIES HERETO AND THESE PROVISIONS WILL NOT BE SUBJECT TO ANY EXCEPTIONS. EACH PARTY HERETO HEREBY FURTHER WARRANTS AND REPRESENTS THAT SUCH PARTY HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL, AND THAT SUCH PARTY KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.

6.13 ADDITIONAL PARTIES. Notwithstanding anything to the contrary contained herein, if the Company issues additional shares of Preferred Stock to any Person or additional shares of Common Stock to a Person that shall be deemed a Key Holder under this Agreement after the date hereof, any purchaser of such shares of Preferred Stock or Common Stock may become a party to this Agreement by executing and delivering an additional counterpart signature page to this Agreement, and thereafter shall be deemed an “Investor” or “Key Holder”, as applicable, for all purposes hereunder. No action or consent by the Investors or Key Holders shall be required for such joinder to this Agreement by such additional Investor or Key Holder, so long as such additional Investor or Key Holder has agreed in writing to be bound by all of the obligations as an “Investor” or “Key Holder”, as applicable, hereunder. The Company shall be authorized to amend Schedule A or Schedule B attached hereto, as applicable, to reflect the addition of any such additional Investor or Key Holder.

6.14 Specific Performance. In addition to any and all other remedies that may be available at law in the event of any breach of this Agreement, each Investor shall be entitled to specific performance of the agreements and obligations of the Company hereunder and to such other injunction or other equitable relief as may be granted by a court of competent jurisdiction.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties have executed this Eighth Amended and Restated Investors’ Rights Agreement as of the date first written above.

VROOM, INC.

By:	/s/ Paul J. Hennessy
Name: Paul J. Hennessy
Title: President

KEY HOLDERS:

/s/ Kevin Westfall
Kevin Westfall*

/s/ Marshall Chesrown
Marshall Chesrown*

Allon Bloch*

/s/ Elie Wurtman
Elie Wurtman*

Michael D. Welch

Chiron RCAF, LLC

By:	/s/ Rick Williams
Name:
Title:

/s/ Paul J. Hennessy
Paul J. Hennessy

IN WITNESS WHEREOF, the parties have executed this Eighth Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

CGP2 Zoom Holding, L.P.

By:	/s/ Michael Farello
Name:
Title:

CGP2 Lone Star, L.P.

By:	/s/ Michael Farello
Name:
Title:

LCGP3 Accelerator, L.P.

By:	/s/ Michael Farello
Name:
Title:

Address (For each of the above):

c/o Catterton Management Company, L.L.C.
599 West Putnam Avenue
Greenwich, Connecticut 06830

With a copy (which shall not constitute effective notice) to:

Finn Dixon & Herling LLP
Six Landmark Square
Stamford, Connecticut 06901
Attn: Michael J. Herling

2

IN WITNESS WHEREOF, the parties have executed this Eighth Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

General Catalyst Group VII, L.P.

By:	General Catalyst Partners VII, L.P.
its General Partner

By:	General Catalyst GP VII, LLC
its General Partner

By:	/s/ Christopher McCain
Name:	Christopher McCain
Title:	Chief Legal Officer

Address:
c/o General Catalyst Partners
20 University Road, Suite 450
Cambridge, MA 02138
Attn:	Christopher McCain, Chief Legal Officer

3

IN WITNESS WHEREOF, the parties have executed this Eighth Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

T. ROWE PRICE NEW HORIZONS FUND, INC.
T. ROWE PRICE NEW HORIZONS TRUST
T. ROWE PRICE U.S. EQUITIES TRUST
MASSMUTUAL SELECT FUNDS - MASSMUTUAL SELECT T. ROWE PRICE SMALL AND MID CAP BLEND FUND
Each account, severally and not jointly

By: T. Rowe Price Associates, Inc., Investment Adviser or Subadviser, as applicable

By:	/s/ Alex Rock
Name: Alex Rock
Title: Vice President

Address:
T. Rowe Price Associates, Inc.
100 East Pratt Street
Baltimore, MD 21202
Attn.:	Andrew Baek, Vice President
Phone:	[xxx]
E-mail:	[xxx]

With a copy (which shall not constitute effective notice) to:

Greenberg Traurig, LLP
One International Place
Boston, MA 02110
Attention: Bradley Jacobson

4

IN WITNESS WHEREOF, the parties have executed this Eighth Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

T. ROWE PRICE SMALL-CAP STOCK FUND, INC.
T. ROWE PRICE INSTITUTIONAL SMALL-CAP STOCK FUND
T. ROWE PRICE PERSONAL STRATEGY INCOME FUND
T. ROWE PRICE PERSONAL STRATEGY BALANCED FUND
T. ROWE PRICE PERSONAL STRATEGY GROWTH FUND
T. ROWE PRICE MODERATE ALLOCATION PORTFOLIO (FORMERLY KNOWN AS T. ROWE PRICE PERSONAL STRATEGY BALANCED PORTFOLIO)
U.S. SMALL-CAP STOCK TRUST
VALIC COMPANY I - SMALL CAP FUND
TD MUTUAL FUNDS - TD U.S. SMALL-CAP EQUITY FUND
T. ROWE PRICE U.S. SMALL-CAP CORE EQUITY TRUST
MINNESOTA LIFE INSURANCE COMPANY
COSTCO 401(K) RETIREMENT PLAN
MASSMUTUAL SELECT FUNDS - MASSMUTUAL SELECT T. ROWE PRICE SMALL AND MID CAP BLEND FUND
Each account, severally and not jointly

By:	T. Rowe Price Associates, Inc., Investment
Adviser or Subadviser, as applicable

By:	/s/ Alex Rock
Name: Alex Rock
Title: Vice President

Address:
T. Rowe Price Associates, Inc.
100 East Pratt Street
Baltimore, MD 21202
Attn.:	Andrew Baek, Vice President
Phone:	[xxx]
E-mail:	[xxx]

5

IN WITNESS WHEREOF, the parties have executed this Eighth Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

T. ROWE PRICE COMMUNICATIONS & TECHNOLOGY FUND, INC.
TD MUTUAL FUNDS - TD GLOBAL ENTERTAINMENT & COMMUNICATIONS FUND (FORMERLY KNOWN AS TD MUTUAL FUNDS - TD ENTERTAINMENT & COMMUNICATIONS FUND)
Each account, severally and not jointly

By:	T. Rowe Price Associates, Inc., Investment
Adviser or Subadviser, as applicable

By:	/s/ Paul D. Greene
Name: Paul D. Greene
Title: Vice President

Address:
T. Rowe Price Associates, Inc.
100 East Pratt Street
Baltimore, MD 21202
Attn.:	Andrew Baek, Vice President
Phone:	[xxx]
E-mail:	[xxx]

6

IN WITNESS WHEREOF, the parties have executed this Eighth Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:	INVESTORS:

Rosenbloom Holdings LP	PICO Venture Partners LP

By:	By:	/s/ Elie Wurtman
Name:	Name:
Title:	Title:

Address:	Address:

PICO Co-Investments I, LLC
Rohan Oza

Address: [xxx]	By:	/s/ Elie Wurtman
Name:
Title:
/s/ Michael Rapoport
Michael Rapoport	Address:

Address: [xxx]
PICO Co-Investments II, LLC

/s/ Harry Wagner
Harry Wagner	By:	/s/ Elie Wurtman
Name:
Address: [xxx]	Title:

Address:
/s/ Paul J. Hennessy
Paul J. Hennessy

Address: [xxx]	PICO Acquisition Co., LLC

	By:	/s/ Elie Wurtman
Name:
Title:

Address:

7

IN WITNESS WHEREOF, the parties have executed this Eighth Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:		INVESTORS:

Allen Partners Fund I LP		Autumnkingdom Limited

By:	/s/ Peter Dilorio
Name:	Peter Dilorio	By:
Title:		Name:
Title:
Address:
Address:

The NP 2003 Family Trust		Ucalee Management Ltd.

By:	/s/ Anastasios Parafestas	By:
Name: Anastasios Parafestas		Name:
Title:	Co-Trustee	Title:

Address: [xxx]		Address:

Alpha Venture Partners Fund, LP
GUTTS LLC

By:
Name:		By:
Title:		Name:
Title:
Address:
Address:

Galaxiar Shine Consultancy Limited
Cosfam 2012 Trust
By:
Name:
Title:		By:
Name:
Address:		Title:

Address: [xxx]

8

IN WITNESS WHEREOF, the parties have executed this Eighth Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:		INVESTORS:

DG 2015 Investments LLC		451 AUAM 2 LLC

By:		By:	/s/ Lois Hager
Name:		Name: Lois Hager
Title:		Title:

Address:		Address:

Pierce Family Trust Dated 9/13/00		451 We Room LLC

By:	/s/ Pierce Family Trust Dated 9/13/00	By:	/s/ Lois Hager
Name:	Pierce Family Trust Dated 9/13/00	Name:	Lois Hager
Title:		Title:

Address: [xxx]		Address:

Jeffrey Sperbeck 2012 Revocable Trust
LKBW Partners, LLC (also a Key Holder)

By:	/s/ Jeffrey M. Sperbeck
Name:	Jeffrey M. Sperbeck	By:	/s/ Elie Wurtman
Title:		Name: Elie Wurtman
Title:
Address: [xxx]
Address:

WBI, LP

By:
Name:		/s/ David W. Freelove
Title:		David W. Freelove
Address:		Address:

9

IN WITNESS WHEREOF, the parties have executed this Eighth Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:	INVESTORS:

Genesis Opportunity Fund LP

/s/ Jeff Springer
Jeff Springer
	By:	/s/ Genesis Opportunity Fund LP
Address: [xxx]	Name: Jaime Hartman
Title: Managing Member

/s/ Steve Rosdal
Steve Rosdal	Address:

Address: [xxx]

Genesis Asset Opportunity Fund LP

Paul Lobato	By:	/s/ Genesis Opportunity Fund LP
Name: Jaime Hartman
Address: [xxx]	Title: Managing Member

Address:
Jason Eiswerth

Address: [xxx]	G-TEN Partners LLC

/s/ Craig Andrisen	By:	/s/ G-TEN Partners LLC
Craig Andrisen	Name: Jaime Hartman
Title: Managing Member

Address: [xxx]
Address:

/s/ William D. Moreland
William D. Moreland	HUG Funding LLC
Address: [xxx]

	By:	/s/ HUG Funding LLC
Name: Jaime Hartman
Title: Managing Member

Address:

10

IN WITNESS WHEREOF, the parties have executed this Eighth Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:			INVESTORS:

Mark Baum Trust Dated 5/17/2011			Annox Capital, LLC

By:	/s/ Mark Baum Trust Dated 5/17/2011	By:	/s/ Robert J. Mylod, Jr.
Name:			Name: Robert J. Mylod, Jr.
Title:			Title:

Address: [xxx]			Address:
c/o Annox Capital Management
The Beadore Trust dated March 20, 2015			40701 Woodward Ave., Suite 101
Bloomfield Hills, MI 48304
By:	/s/ The Beadore Trust Dated March 20, 2015
Name: Mark L. Baum			/s/ Robert J. Mylod, Jr.
Title: Co-Trustee			Robert J. Mylod, Jr.

By:	/s/ The Beadore Trust Dated March 20, 2015		Brothers Brook, LLC
Name: Emily C. Baum
Title: Co-Trustee		By:
Name: Jeff Boyd
Address: [xxx]			Title:

Altimeter Private Partners Fund II, LP			Address:
One Canterbury Green
By: Altimeter Private General Partner II, LLC			201 Broad Street, 14th Floor
Its: General Partner			Stamford, CT 06901

By:	/s/ John J. Kiernan III		John A. Elway Revocable Trust
Name: John J. Kiernan III
Title: Member		By:	/s/ John A. Elway Revocable Trust
Name:
Address:			Title:

Address: [xxx]

Aldy Corporation
/s/ Faris Rahman
By:			Faris Rahman
Name:
Title:			Address: [xxx]

Address:

11

IN WITNESS WHEREOF, the parties have executed this Eighth Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:		INVESTORS:

Foxhaven Master Fund, LP		MSR Global Limited

By:Foxhaven Asset Management LP		By:
Its: Investment Manager		Name:
Title:
By: Piedmont P&L, LLC
Its: General Partner		Address:

By:	/s/ Nicholas Lawler
Name: Nicholas Lawler
Title: Managing Member		Gold Lion Holdings Limited

Address:
c/o Foxhaven Asset Management, LP		By:
550 E. Water Street, Suite 888		Name:
Charlottesville, VA 22902		Title:

Foxway, LP		Address:

By: Foxhaven Asset Management LP
Its: Investment Manager
Eastermore LLC
By: Piedmont P&L, LLC
Its: General Partner
By:
By:	/s/ Nicholas Lawler	Name:
Name: Nicholas Lawler		Title:
Title: Managing Member
Address:

Address:
c/o Foxhaven Asset Management, LP
550 E. Water Street, Suite 888		Foxlane, LP
Charlottesville, VA 22902
		By:	/s/ Nicholas Lawler
BCM X4 Holdings, LLC		Name: Nicholas Lawler
Title:
By:	/s/ Michael Rapoport
Name:		Address:
Title:		c/o Foxhaven Asset Management, LP
550 E. Water Street, Suite 888
Address:		Charlottesville, VA 22902

12

IN WITNESS WHEREOF, the parties have executed this Eighth Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:		INVESTORS:

PICO Co-Investments III, LLC		451WE VROOM LLC

By:	/s/ Elie Wurtman	By:	/s/ Lois Hager
Name:		Name: Lois Hager
Title:		Title:

Address:		Address:

PICO Co-Investments III-A, LLC		Eastward Investors, LLC

By:	/s/ Elie Wurtman	By:
Name:		Name:
Title:		Title:

Address:		Address:

/s/ Clayton DeGiacinto		/s/ Richard Loshiavo
Clayton DeGiacinto		Richard Loshiavo

Address: [xxx]		Address: [xxx]

/s/ Roy Rodriguez
Roy Rodriguez

Address: [xxx]

13

IN WITNESS WHEREOF, the parties have executed this Eighth Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

451WE VROOM 2 LLC

By:	/s/ Lois Hager
Name:	Lois Hager
Title:
Address:

BCM V3, LLC

By:	/s/ Michael Rapoport
Name:	Michael Rapoport
Title: Managing Member

Address:

14

IN WITNESS WHEREOF, the parties have executed this Eighth Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

Cascade Investment, L.L.C.

By:	/s/ Michael Larson
Name:	Michael Larson
Title:	Business Manager

Address:

15

IN WITNESS WHEREOF, the parties have executed this Eighth Amended and Restated Investors’ Rights Agreement as of the date first written above.

Infinity Particles, LTD

By:
Name:
Title:

Address:

Fraser McCombs Ventures II L.P.

By:
Name:
Title:

Address:

Vroom Investment LLC

By:
Name:
Title:

Address:

/s/ Ketan Mehta
Ketan Mehta

Address:

16

IN WITNESS WHEREOF, the parties have executed this Eighth Amended and Restated Investors’ Rights Agreement as of the date first written above.

2005 Scarpa Family Trust (also as a Common/Series A/Key Stockholder)

By:	/s/ Michael P. Haney, Trustee

Name: Michael P. Haney, Trustee
Title:

Address: [xxx]

Barnet Development Corporation (also as a Common/Series A/Key Stockholder)

By:

Name:
Title:

Address:

CTE, LLC (also as a Common/Series A/Key Stockholder)

By:

Name:
Title:

Address:

David A. Thor Revocable Trust (also as a Common/Series A/Key Stockholder)

By:

Name:
Title:

Address: [xxx]

17

IN WITNESS WHEREOF, the parties have executed this Eighth Amended and Restated Investors’ Rights Agreement as of the date first written above.

Edward N. Antoian (also as a Common/Series A/Key Stockholder)

Address: [xxx]

Investments AKA LLC (also as a Common/Series A/Key Stockholder)

By:

Name:
Title:

Address:

Jeffrey O’Donnell (also as a Common/Series A/Key Stockholder)

Kathleen O’Donnell (also as a Common/Series A/Key Stockholder)

Address: [xxx]

JEG 2012 Trust (also as a Common/Series A/Key Stockholder)

By:

Name:
Title:

Address: [xxx]

18

IN WITNESS WHEREOF, the parties have executed this Eighth Amended and Restated Investors’ Rights Agreement as of the date first written above.

Kathleen Azeez Restated Revocable Trust (also as a Common/Series A/Key Stockholder)

By:	/s/ Kathleen Azeez Restated Revocable Trust
Name:	Kathleen Azeez Restated Revocable Trust
Title:

Address: [xxx]

Sidney Azeez Trust for the Family of Michael Azeez Opportunity Trust (also as a Common/Series A/Key Stockholder)

By:	/s/ Sidney Azeez Trust for the Family of Michael Azeez Opportunity Trust
Name:	Sidney Azeez Trust for the Family of Michael Azeez Opportunity Trust
Title:

Address: [xxx]

NFI Real Estate, LLC (also as a Common/Series A/Key Stockholder)

By:
Name:
Title:

Address:

/s/ Norborne Gee Smith
Norborne Smith III (also as a Common/Series A/Key Stockholder)

Address: [xxx]

19

IN WITNESS WHEREOF, the parties have executed this Eighth Amended and Restated Investors’ Rights Agreement as of the date first written above.

Richard Kienzle (also as a Common/Series A/Key Stockholder)

Cynthia Kienzle (also as a Common/Series A/Key Stockholder)

Address: [xxx]

Richard W. Clark Family Tr Est FBO Duane B. Clark (also as a Common/Series A/Key Stockholder)

By:

Name:
Title:

Address: [xxx]

Richard W. Clark Family Tr Est FBO Richard A. Clark (also as a Common/Series A/Key Stockholder)

By:

Name:
Title:

Address: [xxx]

20

IN WITNESS WHEREOF, the parties have executed this Eighth Amended and Restated Investors’ Rights Agreement as of the date first written above.

Richard W. Gray III Living Trust (also as a Common/Series A/Key Stockholder)

By:	/s/ Richard W. Gray
Name:	Richard W. Gray
Title:

Address: [xxx]

Stefanie M. Graf (also as a Common/Series A/Key Stockholder)

Address: [xxx]

/s/ Jason Port
Jason Port

Address: [xxx]

21

IN WITNESS WHEREOF, the parties have executed this Eighth Amended and Restated Investors’ Rights Agreement as of the date first written above.

AUTO HOLDINGS, LLC

By:	/s/ C. Coleman Edmunds
Name:	C. Coleman Edmunds
Title:	President and Secretary

Address:

22

IN WITNESS WHEREOF, the parties have executed this Eighth Amended and Restated Investors’ Rights Agreement as of the date first written above.

KAR Auction Services, Inc.

By:
Name:	Eric Loughmiller
Title:	Chief Financial Officer

Address:

23

IN WITNESS WHEREOF, the parties have executed this Eighth Amended and Restated Investors’ Rights Agreement as of the date first written above.

ZCA PRIVATE INVESTMENTS FUND, L.P.

By:
Name:
Title:

Address:

451WE VROOM3 LLC

By:	/s/ Lois Hager
Name:	Lois Hager
Title:

Address:

DURABLE CAPITAL MASTER FUND LP

By: Durable Capital Associates LLC, its general partner

By:	/s/ Michael Blandino
Name:	Michael Blandino
Title:	Authorized Person

Address:
5425 Wisconsin Avenue
Suite 802
Chevy Chase, MD 20815
Attn: Julie Jack, General Counsel

24

IN WITNESS WHEREOF, the parties have executed this Eighth Amended and Restated Investors’ Rights Agreement as of the date first written above.

Michael B. Lowenstein Revocable Trust

By:	/s/ Michael B. Lowenstein
Name:	Michael B. Lowenstein
Title:	Trustee of the Michael B. Lowenstein Revocable Trust

Address:
c/o Kensico Capital Management
55 Railroad Ave., 2nd Floor, Greenwich, CT 06830

25

IN WITNESS WHEREOF, the parties have executed this Eighth Amended and Restated Investors’ Rights Agreement as of the date first written above.

Meridian Growth Fund

By:	its Investment Adviser
ArrowMark Colorado Holdings, LLC

By:	/s/ David Corkins
Name:	David Corkins
Title:	Managing Member

AP Investment Series, LLC

By:	/s/ David Corkins
Name:	David Corkins
Title:	Managing Member

26

IN WITNESS WHEREOF, the parties have executed this Eighth Amended and Restated Investors’ Rights Agreement as of the date first written above.

KCVC II LLC

By:	/s/ Conrad Rademeyer & Gregoire Lartigue
Name:	Conrad Rademeyer & Gregoire Lartigue
Title:	Authorised Signatories of Manager of KCVC II LLC

Address:
c/o Guardian Trust Company Limited
116 Rue du Rhone, 12BL, Geneva
Switzerland

27

IN WITNESS WHEREOF, the parties have executed this Eighth Amended and Restated Investors’ Rights Agreement as of the date first written above.

Holman Strategic Investments, LLC

By:	/s/ William Cariss
Name:	William Cariss
Title:	President

Address:
Holman Strategic Investments, LLC t/a Holman Strategic Ventures
4001 Leadenhall Road
Mount Laurel, NJ 08054
Attention: Chief Financial Officer, Holman Enterprises

28

COUNTERPART SIGNATURE PAGE AND JOINDER

TO

EIGHTH AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT

(the “Joinder”)

Reference is hereby made to that certain Eighth Amended And Restated Investors’ Rights Agreement, dated as of November 21, 2019 (as amended, the “IRA”), by and among Vroom Inc., a Delaware corporation (the “Company”), the Investors (as defined therein), and Key Holders (as defined therein).

Capitalized terms used herein without definition shall have the respective meanings ascribed thereto in the IRA.

1. General. Pursuant to Section 6.13 of the IRA, the undersigned (the “Investor”) hereby agrees that, by its execution of this Joinder the undersigned shall become a party to the IRA, effective as of the date hereof, in the capacity of an Investor, shall be deemed an original party thereto and shall be entitled to all of the benefits under, and shall be subject to all of the obligations, restrictions and limitations set forth in, the IRA that are applicable to all other Investors.

Investor:

CPS HOLDINGS (US) L.P.

By:	/s/ Seleena R. Goel
Name: Seleena R. Goel
Title: Vice President of CPS Holdings (US) GP LLC, the general partner of CPS Holdings (US) L.P.

Address for Notices:
c/o Kohlberg Kravis Roberts & Co. L.P. 9 West 57th Street
New York, New York 10019

Date: December 5, 2019

RECEIPT ACKNOWLEDGED:

VROOM INC.

By:	/s/ Paul Hennessy
Name: Paul Hennessy
Title: Chief Executive Office

COUNTERPART SIGNATURE PAGE AND JOINDER

TO

EIGHTH AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT

(the “Joinder”)

Reference is hereby made to that certain Eighth Amended And Restated Investors’ Rights Agreement, dated as of November 21, 2019 (as amended, the “IRA”), by and among Vroom Inc., a Delaware corporation (the “Company”), the Investors (as defined therein), and Key Holders (as defined therein).

Capitalized terms used herein without definition shall have the respective meanings ascribed thereto in the IRA.

1. General. Pursuant to Section 6.13 of the IRA, the undersigned (the “Investor”) hereby agrees that, by its execution of this Joinder the undersigned shall become a party to the IRA, effective as of the date hereof, in the capacity of an Investor, shall be deemed an original party thereto and shall be entitled to all of the benefits under, and shall be subject to all of the obligations, restrictions and limitations set forth in, the IRA that are applicable to all other Investors.

Investor:

CPS MANAGERS MASTER FUND L.P.

By:	/s/ Seleena R. Goel
Name: Seleena R. Goel
Title: Vice President of CPS GP Limited, the general partner of CPS Associates L.P., the general partner of CPS Managers Master Fund L.P.

Address for Notices:
c/o Kohlberg Kravis Roberts & Co. L.P. 9 West 57th Street Suite 4200
New York, New York 10019

Date: December 5, 2019

RECEIPT ACKNOWLEDGED:

VROOM INC.

By:	/s/ Paul Hennessy
Name: Paul Hennessy
Title: Chief Executive Office

COUNTERPART SIGNATURE PAGE AND JOINDER

TO

EIGHTH AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT

(the “Joinder”)

Reference is hereby made to that certain Eighth Amended And Restated Investors’ Rights Agreement, dated as of November 21, 2019 (as amended, the “IRA”), by and among Vroom Inc., a Delaware corporation (the “Company”), the Investors (as defined therein), and Key Holders (as defined therein).

Capitalized terms used herein without definition shall have the respective meanings ascribed thereto in the IRA.

1. General. Pursuant to Section 6.13 of the IRA, the undersigned (the “Investor”) hereby agrees that, by its execution of this Joinder the undersigned shall become a party to the IRA, effective as of the date hereof, in the capacity of an Investor, shall be deemed an original party thereto and shall be entitled to all of the benefits under, and shall be subject to all of the obligations, restrictions and limitations set forth in, the IRA that are applicable to all other Investors.

2. Eligible Investor. In accordance with Section 3.1 of the IRA, the Company hereby designates the Investor as an Eligible Investor for all purposes of the IRA.

3. Competitor. The Company hereby acknowledges and agrees that none of the Affiliates and Investor Beneficial Owners of the Investor shall be considered a “Competitor” for purposes of the IRA.

Investor:

IRONSIDES DIRECT INVESTMENT FUND V, L.P.
By: Ironsides V GP, LLC, its general partner

By:	/s/ Daniel M. Cahill
Name: Daniel M. Cahill
Title: Authorized Signatory

Address for Notices:
c/o Constitution Capital Partners 300 Brickstone Sq., Suite 1001
Andover, MA 01810
Telephone: [xxx]
Email: [xxx]

Date: December 5, 2019

RECEIPT ACKNOWLEDGED:

VROOM INC.

By:	/s/ Paul Hennessy
Name: Paul Hennessy
Title: Chief Executive Office

COUNTERPART SIGNATURE PAGE AND JOINDER

TO

EIGHTH AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT

(the “Joinder”)

Reference is hereby made to that certain Eighth Amended And Restated Investors’ Rights Agreement, dated as of November 21, 2019 (as amended, the “IRA”), by and among Vroom Inc., a Delaware corporation (the “Company”), the Investors (as defined therein), and Key Holders (as defined therein).

Capitalized terms used herein without definition shall have the respective meanings ascribed thereto in the IRA.

1. General. Pursuant to Section 6.13 of the IRA, the undersigned (the “Investor”) hereby agrees that, by its execution of this Joinder the undersigned shall become a party to the IRA, effective as of the date hereof, in the capacity of an Investor, shall be deemed an original party thereto and shall be entitled to all of the benefits under, and shall be subject to all of the obligations, restrictions and limitations set forth in, the IRA that are applicable to all other Investors.

Investor:

MADRONE OPPORTUNITY FUND, L.P.
by its General Partner:

Madrone Capital Partners, LLC

By:	/s/ [Illegible]
Name:
Title: Managing Member

Address for Notices:
[xxx]

Date: December 5, 2019

RECEIPT ACKNOWLEDGED:

VROOM INC.

By:	/s/ Paul Hennessy
Name: Paul Hennessy
Title: Chief Executive Office

COUNTERPART SIGNATURE PAGE AND JOINDER

TO

EIGHTH AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT

(the “Joinder”)

Reference is hereby made to that certain Eighth Amended And Restated Investors’ Rights Agreement, dated as of November 21, 2019 (as amended, the “IRA”), by and among Vroom Inc., a Delaware corporation (the “Company”), the Investors (as defined therein), and Key Holders (as defined therein).

Capitalized terms used herein without definition shall have the respective meanings ascribed thereto in the IRA.

1. General. Pursuant to Section 6.13 of the IRA, the undersigned (the “Investor”) hereby agrees that, by its execution of this Joinder the undersigned shall become a party to the IRA, effective as of the date hereof, in the capacity of an Investor, shall be deemed an original party thereto and shall be entitled to all of the benefits under, and shall be subject to all of the obligations, restrictions and limitations set forth in, the IRA that are applicable to all other Investors.

Investor:

PICO CO-INVESTMENTS, LLC

By:	/s/ Todd Kesselman
Name: Todd Kesselman
Title:

Address for Notices:
[xxx]

Date: December 5, 2019

RECEIPT ACKNOWLEDGED:

VROOM INC.

By:	/s/ Paul Hennessy
Name: Paul Hennessy
Title: Chief Executive Office

COUNTERPART SIGNATURE PAGE AND JOINDER

TO

EIGHTH AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT

(the “Joinder”)

Reference is hereby made to that certain Eighth Amended And Restated Investors’ Rights Agreement, dated as of November 21, 2019 (as amended, the “IRA”), by and among Vroom Inc., a Delaware corporation (the “Company”), the Investors (as defined therein), and Key Holders (as defined therein).

Capitalized terms used herein without definition shall have the respective meanings ascribed thereto in the IRA.

1. General. Pursuant to Section 6.13 of the IRA, the undersigned (the “Investor”) hereby agrees that, by its execution of this Joinder the undersigned shall become a party to the IRA, effective as of the date hereof, in the capacity of an Investor, shall be deemed an original party thereto and shall be entitled to all of the benefits under, and shall be subject to all of the obligations, restrictions and limitations set forth in, the IRA that are applicable to all other Investors.

2. Eligible Investor. In accordance with Section 3.1 of the IRA, the Company hereby designates the Investor as an Eligible Investor for all purposes of the IRA.

Investor:

SCHF (M) PV, L.P.
By: SCHF (GPE), LLC, its general partner

By:	/s/ Irwin Gross
Name: Irwin Gross
Title: Managing Member

Address for Notices:
[xxx]

Date: December 5, 2019

RECEIPT ACKNOWLEDGED:

VROOM INC.

By:	/s/ Paul Hennessy
Name: Paul Hennessy
Title: Chief Executive Office

COUNTERPART SIGNATURE PAGE AND JOINDER

TO

EIGHTH AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT

(the “Joinder”)

Reference is hereby made to that certain Eighth Amended And Restated Investors’ Rights Agreement, dated as of November 21, 2019 (as amended, the “IRA”), by and among Vroom Inc., a Delaware corporation (the “Company”), the Investors (as defined therein), and Key Holders (as defined therein).

Capitalized terms used herein without definition shall have the respective meanings ascribed thereto in the IRA.

1. General. Pursuant to Section 6.13 of the IRA, the undersigned (the “Investor”) hereby agrees that, by its execution of this Joinder the undersigned shall become a party to the IRA, effective as of the date hereof, in the capacity of an Investor, shall be deemed an original party thereto and shall be entitled to all of the benefits under, and shall be subject to all of the obligations, restrictions and limitations set forth in, the IRA that are applicable to all other Investors.

2. Eligible Investor. In accordance with Section 3.1 of the IRA, the Company hereby designates the Investor as an Eligible Investor for all purposes of the IRA.

Investor:

SCHF CIF, L.P. – CIF 2019-A SERIES
By: SCHF (GPE), LLC, its general partner

By:	/s/ Irwin Gross
Name: Irwin Gross
Title: Managing Member

Address for Notices:
[xxx]

Date: December 5, 2019

RECEIPT ACKNOWLEDGED:

VROOM INC.

By:	/s/ Paul Hennessy
Name: Paul Hennessy
Title: Chief Executive Office

COUNTERPART SIGNATURE PAGE AND JOINDER

TO

EIGHTH AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT

(the “Joinder”)

Reference is hereby made to that certain Eighth Amended And Restated Investors’ Rights Agreement, dated as of November 21, 2019 (as amended, the “IRA”), by and among Vroom Inc., a Delaware corporation (the “Company”), the Investors (as defined therein), and Key Holders (as defined therein).

Capitalized terms used herein without definition shall have the respective meanings ascribed thereto in the IRA.

1. General. Pursuant to Section 6.13 of the IRA, the undersigned (the “Investor”) hereby agrees that, by its execution of this Joinder the undersigned shall become a party to the IRA, effective as of the date hereof, in the capacity of an Investor, shall be deemed an original party thereto and shall be entitled to all of the benefits under, and shall be subject to all of the obligations, restrictions and limitations set forth in, the IRA that are applicable to all other Investors.

Investor:

By:	/s/ Matthew Malagari
Name: Matthew Malagari
Title:

Address for Notices:

Date: January 8, 2020

RECEIPT ACKNOWLEDGED:

VROOM INC.

By:	/s/ Paul Hennessy
Name: Paul Hennessy
Title: Chief Executive Office

COUNTERPART SIGNATURE PAGE AND JOINDER

TO

EIGHTH AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT

(the “Joinder”)

Reference is hereby made to that certain Eighth Amended And Restated Investors’ Rights Agreement, dated as of November 21, 2019 (as amended, the “IRA”), by and among Vroom Inc., a Delaware corporation (the “Company”), the Investors (as defined therein), and Key Holders (as defined therein).

Capitalized terms used herein without definition shall have the respective meanings ascribed thereto in the IRA.

1. General. Pursuant to Section 6.13 of the IRA, the undersigned (the “Investor”) hereby agrees that, by its execution of this Joinder the undersigned shall become a party to the IRA, effective as of the date hereof, in the capacity of an Investor, shall be deemed an original party thereto and shall be entitled to all of the benefits under, and shall be subject to all of the obligations, restrictions and limitations set forth in, the IRA that are applicable to all other Investors.

Investor:

By:	/s/ Scott Bacigalupo
Name: Scott Bacigalupo
Title:

Address for Notices:

Date: January 8, 2020

RECEIPT ACKNOWLEDGED:

VROOM INC.

By:	/s/ Paul Hennessy
Name: Paul Hennessy
Title: Chief Executive Office

COUNTERPART SIGNATURE PAGE AND JOINDER

TO

EIGHTH AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT

(the “Joinder”)

Reference is hereby made to that certain Eighth Amended And Restated Investors’ Rights Agreement, dated as of November 21, 2019 (as amended, the “IRA”), by and among Vroom Inc., a Delaware corporation (the “Company”), the Investors (as defined therein), and Key Holders (as defined therein).

Capitalized terms used herein without definition shall have the respective meanings ascribed thereto in the IRA.

1. General. Pursuant to Section 6.13 of the IRA, the undersigned (the “Investor”) hereby agrees that, by its execution of this Joinder the undersigned shall become a party to the IRA, effective as of the date hereof, in the capacity of an Investor, shall be deemed an original party thereto and shall be entitled to all of the benefits under, and shall be subject to all of the obligations, restrictions and limitations set forth in, the IRA that are applicable to all other Investors.

Investor:

By:	/s/ John Griffen
Name: John Griffen
Title:

Address for Notices:

Date: January 8, 2020

RECEIPT ACKNOWLEDGED:

VROOM INC.

By:	/s/ Paul Hennessy
Name: Paul Hennessy
Title: Chief Executive Office

COUNTERPART SIGNATURE PAGE AND JOINDER

TO

EIGHTH AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT

(the “Joinder”)

Reference is hereby made to that certain Eighth Amended And Restated Investors’ Rights Agreement, dated as of November 21, 2019 (as amended, the “IRA”), by and among Vroom Inc., a Delaware corporation (the “Company”), the Investors (as defined therein), and Key Holders (as defined therein).

Capitalized terms used herein without definition shall have the respective meanings ascribed thereto in the IRA.

1. General. Pursuant to Section 6.13 of the IRA, the undersigned (the “Investor”) hereby agrees that, by its execution of this Joinder the undersigned shall become a party to the IRA, effective as of the date hereof, in the capacity of an Investor, shall be deemed an original party thereto and shall be entitled to all of the benefits under, and shall be subject to all of the obligations, restrictions and limitations set forth in, the IRA that are applicable to all other Investors.

Investor:

By:	/s/ Kaveh Khosrowshahi
Name: Kaveh Khosrowshahi
Title:

Address for Notices:

Date: January 8, 2020

RECEIPT ACKNOWLEDGED:

VROOM INC.

By:	/s/ Paul Hennessy
Name: Paul Hennessy
Title: Chief Executive Office